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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
NEW WORLD RESTAURANT GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1687 Cole Boulevard
Golden, Colorado 80401

April 6, 2004

Dear Stockholder:

        You are cordially invited to the 2004 Annual Meeting of Stockholders of New World Restaurant Group, Inc., to be held on May 20, 2004 at 9:00 a.m., Mountain Time, at our offices located at 1687 Cole Boulevard, Golden, Colorado 80401.

        At the Annual Meeting, you will be asked to consider and vote upon proposals (1) to elect six directors to serve until the 2005 Annual Meeting of Stockholders, and until their respective successors are elected and qualified; (2) to approve our Executive Employee Incentive Plan; (3) to approve our Stock Option Plan for Independent Directors; and (4) to ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending December 28, 2004.

        Enclosed with this letter is a proxy authorizing our officers to vote your shares for you if you do not attend the Annual Meeting. Whether or not you are able to attend the Annual Meeting, I urge you to complete your proxy and return it in the enclosed addressed, postage-paid envelope, as a quorum of the stockholders must be present at the Annual Meeting, either in person or by proxy.

        I would appreciate your immediate attention to the mailing of this proxy.

Yours truly,

Paul J.B. Murphy, III President and Chief Executive Officer

1687 Cole Boulevard
Golden, Colorado 80401

Notice of Annual Meeting of Stockholders
To Be Held on May 20, 2004

        You are cordially invited to attend the annual meeting of stockholders of New World Restaurant Group, Inc., which will be held at our offices at 1687 Cole Boulevard, Golden, Colorado 80401 on May 20, 2004 at 9:00 a.m., Mountain time, for the following purposes:

  1.
  To elect six directors to serve until the 2005 Annual Meeting of Stockholders, and until their respective successors are elected and qualified;

  2.
  To approve the Executive Employee Incentive Plan;

  3.
  To approve the Stock Option Plan for Independent Directors;

  4.
  To ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending December 28, 2004; and

  5.
  To transact such other business as may properly come before the meeting.

        The board of directors has fixed the close of business on March 26, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any and all adjournments.

        It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States. The proxy is revocable at any time prior to its use.

Jill B.W. Sisson Secretary

Golden, Colorado
April 6, 2004

YOU ARE URGED TO MARK, DATE AND SIGN THE ENCLOSED
PROXY AND RETURN IT PROMPTLY. THE PROXY IS
REVOCABLE AT ANY TIME PRIOR TO ITS USE.

NEW WORLD RESTAURANT GROUP, INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

May 20, 2004

        The accompanying proxy is solicited by the board of directors of New World Restaurant Group, Inc., a Delaware corporation (the "Company"), for use at the 2004 Annual Meeting of Stockholders to be held at our offices located at 1687 Cole Boulevard, Golden, Colorado 80401, on May 20, 2004, at 9:00 a.m., Mountain Time, and at any and all adjournments and postponements thereof (the "Annual Meeting"). The proxy may be revoked at any time before it is voted. If no contrary instruction is received, signed proxies returned by stockholders will be voted in accordance with the board of directors' recommendations.

        This proxy statement and accompanying proxy are first being sent to stockholders on or about April 7, 2004.

Shares Outstanding and Voting Rights

        Our board of directors has fixed the close of business on March 26, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Our only outstanding voting stock is our common stock, $0.001 par value per share, of which 9,841,828 shares were outstanding as of the close of business on the record date. Each outstanding share of common stock is entitled to one vote.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us (Attention: Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

        At the Annual Meeting, stockholders will vote on proposals to elect six directors to serve until the 2005 Annual Meeting of Stockholders, and until their respective successors are elected and qualified (Proposal 1); to approve the Executive Employee Incentive Plan (Proposal 2); to approve the Stock Option Plan for Independent Directors (Proposal 3); and to ratify our selection of independent auditors for the fiscal year ending December 28, 2004 (Proposal 4).

        Stockholders representing one-third in voting power of the shares of stock outstanding and entitled to vote must be present or represented by proxy in order to constitute a quorum to conduct business at the Annual Meeting. With respect to the election of directors, our stockholders may vote in favor of the nominees, may withhold their vote for the nominees, or may withhold their vote as to specific nominees. Under the Delaware General Corporation Law ("DGCL") and our Restated Certificate of Incorporation, the affirmative vote of the holders of a majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve each of Proposals 1, 2, 3 and 4.

        Abstentions may be specified on all proposals and will be counted as present for the purposes of the proposal for which the abstention is noted. A vote withheld for a nominee in the election of directors will have the same effect as a vote against the nominee. For purposes of determining whether any of the other proposals has received the requisite vote, where a stockholder abstains from voting, it will have the same effect as a vote against the proposal.

        The independent tabulator appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. For the purposes of determining whether a proposal has received the requisite vote of the holders of the common stock in instances where brokers are prohibited from exercising or choose not to exercise discretionary authority for beneficial owners who have not provided voting instructions (so-called "broker non-votes"), those shares of common stock will not be included in the vote totals and, therefore, will have no effect on the vote on any of the proposals. Pursuant to the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if:

  •
  the broker holds the shares as executor, administrator, guardian or trustee or is a similar representative or fiduciary with authority to vote; or

  •
  the broker is acting pursuant to the rules of any national securities exchange of which the broker is also a member.

Costs of Solicitation

        We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by our regular employees in person, or by mail, courier, telephone or facsimile. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Annual Report

        Our 2003 Annual Report on Form 10-K, including consolidated financial statements as of and for the year ended December 30, 2003, is being distributed to all stockholders entitled to vote at the annual meeting together with this proxy statement, in satisfaction of the requirements of the Securities and Exchange Commission (the "SEC"). Additional copies of the Annual Report are available at no charge upon request. To obtain additional copies of the Annual Report, please contact us at 1687 Cole Boulevard, Golden, Colorado 80401, Attention: Secretary, or at telephone number (303) 568-8000. The Annual Report does not form any part of the materials for the solicitation of proxies.

VOTING SECURITIES AND PRINCIPAL HOLDERS

        As of March 26, 2004, we had 9,841,828 shares of common stock outstanding (excluding certain options and warrants), which are our only outstanding voting securities. In addition, as of March 26, 2004, we had 57,000 shares of Series Z Preferred Stock outstanding. The following table sets forth information regarding the beneficial ownership of our common stock as of March 26, 2004, by:

  •
  each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of our common stock;

  •
  each of our executive officers;

  •
  each of our current directors and nominees for director; and

  •
  all directors and executive officers as a group.

Beneficial Owner**	Amount and Nature of Beneficial Ownership		Percentage
Greenlight Capital, L.L.C. 420 Lexington Avenue, Suite 1740 New York, NY 10107	10,041,649	(1)	97.2%
Paul J.B. Murphy, III	0	(2)	*
Susan E. Daggett	0	(3)	*
Michael J. Mrlik II	0	(4)	*
Jill B.W. Sisson	0	(4)	*
Richard P. Dutkiewicz	0	(4)	*
Leonard Tannenbaum	3,534	(5)	*
John S. Clark II	498	(6)	*
S. Garrett Stonehouse, Jr.	0		*
Lawrence P. Gelfond	498	(7)	*
Mark A. Kline	498	(7)	*
Frank C. Meyer	0		*
E. Nelson Heumann	0		*
All directors and executive officers as a group (10 persons)	5,028	(8)	*

*
Less than one percent (1%).

**
Address for each officer and director is our office located at 1687 Cole Blvd., Golden, Colorado 80401.

(1)
Based on an amendment to a Schedule 13D filed with the SEC on October 14, 2003. The Schedule 13D was filed on behalf of Greenlight Capital, L.L.C., Greenlight Capital, L.P., of which Greenlight Capital, L.L.C. is the general partner, Greenlight Capital Offshore, Ltd., for whom Greenlight Capital, L.L.C. acts as investment advisor, Greenlight Capital Qualified, L.P., of which Greenlight Capital, L.L.C. is the general partner, and David Einhorn, the principal of Greenlight Capital, L.L.C. Greenlight Capital, L.L.C. and its affiliates are referred to collectively in this proxy statement as "Greenlight Capital, L.L.C." Includes 493,682 shares of common stock that may be purchased upon the exercise of warrants. Does not include 498 shares of common stock subject to options granted to John S. Clark II, over which Greenlight Capital, L.L.C. and its affiliates disclaim beneficial ownership. Mr. Clark was an employee of Greenlight Capital, Inc. until March 2004.

(2)
Does not include 160,000 shares of common stock subject to stock options, which were granted conditioned on receiving stockholder approval of Proposal 2 and which are not exercisable within 60 days.

(3)
Does not include 140,000 shares of common stock subject to stock options, which were granted conditioned on receiving stockholder approval of Proposal 2 and which are not exercisable within 60 days.

(4)
Does not include 75,000 shares of common stock subject to stock options, which were granted conditioned on receiving stockholder approval of Proposal 2 and which are not exercisable within 60 days.

(5)
Includes 997 shares of common stock, which may be acquired upon the exercise of presently exercisable options. Also includes 1,163 shares of common stock, which may be acquired upon the exercise of presently exercisable warrants. Does not include 10,000 shares of common stock subject to stock options, which were granted conditioned on receiving stockholder approval of Proposal 3 and which are not exercisable within 60 days.

(6)
Includes 498 shares of common stock, which may be acquired upon the exercise of presently exercisable options. Does not include 10,041,649 shares of common stock beneficially owned by Greenlight Capital, L.L.C. and its affiliates, over which Mr. Clark disclaims beneficial ownership. Mr. Clark was an employee of Greenlight Capital, Inc. until March 2004.

(7)
Includes 498 shares of common stock, which may be acquired upon the exercise of presently exercisable options. Does not include 10,000 shares of common stock subject to stock options, which were granted conditioned on receiving stockholder approval of Proposal 3 and which are not exercisable within 60 days.

(8)
Includes a total of 2,492 shares of common stock, which may be acquired upon the exercise of presently exercisable options and 1,163 shares of common stock, which may be acquired upon the exercise of presently exercisable warrants. Does not include shares of common stock subject to stock options which were granted conditioned on receiving stockholder approval of Proposal 2 and Proposal 3 and which are not exercisable within 60 days.

        Since the beginning of our last fiscal year, Greenlight Capital, L.L.C. increased its beneficial ownership from approximately 52% to approximately 92% of our common stock on a fully diluted basis. This increase occurred as a result of our equity recapitalization completed in September 2003. In the equity recapitalization, we issued Greenlight 938,084,289 pre-split shares of our common stock in exchange for 61,706.237 shares of Series F Preferred Stock, all of which were eliminated as part of the equity recapitalization. Following this issuance and also as part of the equity recapitalization, we effected a one-for-one hundred reverse stock split of our common stock. The numbers in this proxy statement, unless noted otherwise, reflect this stock split.

Series Z Preferred Stock

        Our Series Z Preferred Stock generally is non-voting. However, under our Certificate of Designation, Preferences and Rights of Series Z Preferred Stock (the "Certificate of Designation"), we cannot take any of the following actions without the vote or written consent by the holders of at least a majority of the then outstanding shares of the Series Z Preferred Stock:

  •
  amend, alter or repeal any provision of, or add any provision to, the Certificate of Designation, whether by merger, consolidation or otherwise;

  •
  subject to the clause above, amend, alter or repeal any provision of, or add any provision to, our Certificate of Incorporation or bylaws, whether by merger, consolidation or otherwise, except as may be required to authorize a Certificate of Designation for stock junior to the Series Z Preferred Stock, or to increase the authorized amount of any junior stock, including junior stock issued to management or employees under equity incentive plans;

  •
  authorize or issue shares of any class of stock having any preference or priority as to dividends, assets or payments in liquidation superior to or on a parity with the Series Z Preferred Stock, including, without limitation, Series Z Preferred Stock, whether by merger, consolidation or otherwise;

  •
  take any action that results in us or any of our direct or indirect subsidiaries incurring or assuming indebtedness (including the guaranty of any indebtedness) in excess of the greater of $185 million or 3.75 times EBITDA for the trailing 12-month period prior to such date;

  •
  consummate any merger or change of control that does not result in the redemption of the Series Z Preferred Stock at the stated redemption price, payable in cash, at the effective time of the merger or change of control transaction;

  •
  make any restricted payment in violation of the covenant set forth in the Certificate of Designation; or

  •
  enter into any agreement to do any of the foregoing items.

        All 57,000 shares of our outstanding Series Z Preferred Stock are held by Halpern Denny Fund III, L.P. These shares were issued in our equity recapitalization in exchange for 56,237.994 shares of Series F Preferred Stock, 23,264,107 shares of common stock and warrants to purchase 13,711,054 shares of common stock.

PROPOSAL 1
ELECTION OF DIRECTORS

        Our board of directors currently consists of six directors. Our certificate of incorporation, as amended, provides that all directors are to be elected annually. At the Annual Meeting, the stockholders will elect six directors to serve until the 2005 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. Stockholders are not entitled to cumulate votes in the election of directors.

        We are soliciting proxies in favor of the election or re-election of each of the nominees identified below. We intend that all properly executed proxies will be voted for these six nominees unless otherwise specified. All nominees have consented to serve as directors, if elected. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the board of directors. As of the date of this proxy statement, the board of directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected. Greenlight Capital, L.L.C. has indicated its intention to vote in favor of each of the nominees.

Information About the Nominees

        The names of the nominees, their ages as of March 26, 2004, and other information about them is set forth below:

        Paul J.B. Murphy, III.    Mr. Murphy, 49, was named our President and Chief Executive Officer and Acting Chairman of the Board in October 2003. Before assuming those roles, Mr. Murphy served as our Chief Operating Officer since June 2002. He joined Einstein Bros. in December 1997 as Senior V.P., Operations, was promoted to Executive V.P. in March 1998 and continued in that position following New World's acquisition of the assets of Einstein Bros. in June 2001. His previous experience in the quick casual restaurant arena includes serving as Chief Operating Officer with an Einstein Bros. area developer, and as Director of Operations for R&A Foods, LLC, a Boston Chicken area developer. Mr. Murphy also spent 11 years in operations with S&A Restaurants, the owner and operator of Steak & Ale and Bennigans Restaurants. He holds a B.A. degree from Washington and Lee University.

        John S. Clark II.    Mr. Clark, 31, was appointed to the board of directors in July 2003. In March 2004, Mr. Clark co-founded Southpoint Capital. Mr. Clark was an analyst at Greenlight Capital, Inc., an investment management firm, from July 2002 through March 2004. From April 1997 until August 2000, Mr. Clark ran GameSouth, a specialty vending company headquartered in Atlanta, which was founded by Mr. Clark. Prior to 1997, Mr. Clark spent one year at Prometheus Partners, a private equity firm, and one year at PricewaterhouseCoopers LLP. Mr. Clark graduated from the University of North Carolina at Chapel Hill in 1995 and received an M.B.A. with distinction from Harvard Business School in 2002.

        Frank C. Meyer.    Mr. Meyer, 59, is a private investor. He was chairman of Glenwood Capital Investments, LLC, a venture capital firm he co-founded, from January 1988 to January 2004. Since 2000, Glenwood Capital has been a wholly owned subsidiary of the Man Group, plc, an investment advisor based in England specializing in alternative investments. Mr. Meyer also serves on the board of directors of Quality Systems, Inc., which specializes in software solutions for medical and dental professionals. Mr. Meyer holds an M.B.A. from the University of Chicago and began his career at the University's School of Business as an instructor of statistics.

        E. Nelson Heumann.    Mr. Heumann, C.F.A., 46, joined Greenlight Capital, Inc., an investment management firm, in March 2000 and was made a managing member of Greenlight Capital, L.L.C. in January 2002. Prior to joining Greenlight, he served as director of distressed investments at SG Cowen from January 1997 to January 2000. From 1990 to January 1997, Mr. Heumann was a director responsible for distressed debt research and trading at Schroders. Prior to that, he was vice-president of bankrupt and distressed debt research for Merrill Lynch. Earlier in his career, Mr. Heumann was employed with Claremont Group, a leveraged buyout firm, and Value Line. He graduated from Louisiana State University in 1980 with a B.S. in Mechanical Engineering and in 1985 with an M.S. in Finance.

        S. Garrett Stonehouse, Jr.    Mr. Stonehouse, 34, has served as our director since February 2004. He has been a principal and founding partner of MCG Global, LLC, a private equity investment firm in Westport, CT, since 1995. Prior to co-founding MCG Global, he was vice president of Fidelco Capital Group. Before joining Fidelco in 1994, he held various positions with GE Capital. Mr. Stonehouse received a B.A. degree from Boston College in economics and mathematics.

        Leonard Tannenbaum.    Leonard Tannenbaum, C.F.A., 32, has served as our director since March 1999 and has been the Managing Partner at MYFM Capital, LLC, a boutique investment banking firm, and a partner at BET, a capital fund, since October 1998. From 1997 until October 1998, Mr. Tannenbaum was a partner at LAR Management, a hedge fund. From 1996 until 1997, he was an assistant portfolio manager at Pilgrim Baxter and Co. From 1994 until 1996, he was an Assistant Vice President in the small company group of Merrill Lynch. Mr. Tannenbaum currently serves on the board of directors of Assisted Living Concepts, Inc., a company that owns and operates assisted living residences. Mr. Tannenbaum has an M.B.A. in Finance and a Bachelors of Science in Management from the Wharton School at the University of Pennsylvania.

Board Composition

        Our board of directors has determined that Lawrence P. Gelfond, Mark A. Kline, S. Garrett Stonehouse and Leonard Tannenbaum, all current directors, qualify as "independent" directors under the rules promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and by the Nasdaq Stock Market. There are no family relationships among any of our executive officers, directors or nominees for director.

        Two current directors, Lawrence P. Gelfond and Mark A. Kline, will no longer serve as directors following the Annual Meeting. Messrs. Gelfond and Kline currently serve on our audit committee and compensation committee and will continue to do so through the Annual Meeting. Following the Annual Meeting, we will reconstitute our audit committee and compensation committee. We intend that the directors to be appointed to the audit committee and compensation committee following the Annual Meeting will be independent.

        Greenlight Capital, L.L.C. currently owns shares of our common stock sufficient to elect all of the members of our board of directors without the approval of any other stockholder.

Director Compensation

        Until September 24, 2003, each of our non-employee directors received a $15,000 annual retainer to be paid on January 1 of each year for services relating to the prior year, plus $2,000 for each quarterly board meeting, $1,000 for each additional board meeting held in the same calendar year and $500 for each committee meeting. Any director not attending at least 75% of all committee and board meetings held during the year was not entitled to receive the annual retainer. Employee directors are not compensated for service provided as directors. Additionally, each non-employee director received a one-time grant of stock options to purchase 498 shares of our common stock on the date on which such person first became a director. The exercise price of such options is equal to the market value of the shares of common stock on the date of grant.

        Effective September 24, 2003, each of our non-employee directors receives a $15,000 annual retainer, plus $2,000 for each board meeting and $1,000 for each committee meeting. In addition, subject to stockholder approval of Proposal 3, on January 1 of each year, each independent director receives a grants of options to purchase 10,000 shares of common stock. All directors are reimbursed for out-of-pocket expenses incurred by them in connection with attendance of board meetings and committee meetings.

        In addition, Leonard Tannenbaum received a total of $75,000 for serving as the chairman of the audit committee and chairman of the compensation committee from August through October 2003.

Meetings of the Board of Directors and Committees

        The board of directors held 31 meetings during fiscal 2003 and took action by written consent on five occasions. During fiscal 2003, no director then in office attended fewer than 75% of the aggregate total number of meetings of the board of directors held during the period in which he or she was a director and of the total number of meetings held by all of the committees of the board of directors on which he or she served. The three standing committees of the board of directors are an audit committee, a compensation committee and an independent director search committee.

        We have not established a policy on director attendance at annual stockholders' meetings; however, all of our directors then in office attended our last Annual Meeting held in September 2003.

        Our board of directors has not established a process for our stockholders to communicate directly with the board but intends to consider this following the election of directors at the Annual Meeting.

  Audit Committee

        Lawrence P. Gelfond (chairman), Mark A. Kline, S. Garrett Stonehouse, Jr. and Leonard Tannenbaum are the current members of the audit committee. Each of them is "independent" as required by the rules promulgated by the SEC under the Exchange Act, and by the Nasdaq Stock Market. Each of them also meets the financial literacy requirements of the Nasdaq Stock Market. Our board of directors has determined that Mr. Gelfond qualifies as an "audit committee financial expert" as defined by rules promulgated by the SEC.

        Because Messrs. Gelfond and Kline will no longer serve as directors following the Annual Meeting, we intend to appoint at least one additional director to the audit committee. We intend that all such directors will be "independent" as required by the rules promulgated by the SEC under the Exchange Act, and by the Nasdaq Stock Market. We also intend that at least one member of the committee will qualify as an "audit committee financial expert."

        The audit committee is primarily concerned with monitoring:

  (1)
  the integrity of our financial statements;

  (2)
  our compliance with legal and regulatory requirements; and

  (3)
  the independence and performance of our auditors.

        The audit committee also is responsible for handling complaints regarding our accounting, internal accounting controls or auditing matters. The audit committee's responsibilities are set forth in its charter, which was amended and restated in January 2004 and a copy of which is attached to this proxy statement as Annex A. There were eight meetings of the audit committee during fiscal 2003.

  Compensation Committee

        Leonard Tannenbaum (chairman), Lawrence P. Gelfond and Mark A. Kline are the current members of the compensation committee. Each of them is "independent" as defined in the rules promulgated by the SEC under the Exchange Act and by the Nasdaq Stock Market. This committee is primarily concerned with determining the compensation of our employees generally and approving compensation of our executive officers. The committee does not establish or recommend compensation for our independent directors, which is approved by the board of directors as a whole.

        The compensation committee's responsibilities are set forth in its charter, which was amended and restated in January 2004 and a copy of which is attached to this proxy statement as Annex B. There were three meetings of the compensation committee during fiscal 2003.

        Because Messrs. Gelfond and Kline will no longer serve as directors following the Annual Meeting, we intend to appoint at least one additional director to the compensation committee. We intend that all directors appointed to the compensation committee will be independent.

  Independent Director Search Committee

        John S. Clark II is currently the sole member of the independent director search committee. This committee was formed in August 2003 and is responsible for the selection of candidates for the board of directors. The nominees for election or re-election to our board at the Annual Meeting were formally nominated by the independent members of our board. Although the independent director search committee will consider nominees recommended by stockholders, the committee has not established any specific procedures for stockholders to follow to recommend potential director nominees for consideration by the committee.

        At this time, the committee has neither established any specific written procedures for identifying and evaluating potential director nominees nor established any minimum qualifications or skills for directors.

        The committee does not currently have a written charter. The committee was only recently formed and currently has only one member. The committee may consider adopting a written charter in the future.

Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee is an officer or employee of New World Restaurant Group. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Required Vote

        Directors will be elected by a majority of the votes of the holders of shares present in person or by proxy at the Annual Meeting. Greenlight Capital, L.L.C. has indicated its intention to vote in favor of each of the nominees.

Recommendation

        The board of directors recommends that stockholders vote FOR each of the nominees for director. If not otherwise specified, proxies will be voted FOR each of the nominees for director.

PROPOSAL 2
APPROVAL OF EXECUTIVE EMPLOYEE INCENTIVE PLAN

        We are asking you to approve the new Executive Employee Incentive Plan (the "Incentive Plan"). Our 1994 Stock Plan (the "1994 Plan") was suspended by our board of directors on November 21, 2003, and no additional awards will be made under the 1994 Plan. On November 21, 2003, our board of directors adopted the Incentive Plan. On December 19, 2003, our compensation committee amended the Incentive Plan to be effective as of December 19, 2003, subject to stockholder approval. On January 29, 2004, our board directed that the Incentive Plan be submitted to a vote of our stockholders at the Annual Meeting. A copy of the Incentive Plan is attached to this proxy statement as Annex C.

        The primary purposes of the Incentive Plan are to provide those who are selected for participation with added incentives to continue in our long term service and to create in such persons a more direct interest in the future success of our operations by relating incentive compensation to increases in stockholder value, so that the income of those participating in the Incentive Plan is more closely aligned with the income of our stockholders. The Incentive Plan is also designed to provide a financial incentive that will help us attract, retain and motivate the most qualified employees and consultants. Our board of directors has reserved 900,000 shares of common stock for issuance under the Incentive Plan.

Summary

        The Incentive Plan permits the grant of incentive and non-qualified stock options. Our eligible employees and consultants may receive options under the Incentive Plan. Currently, we have approximately 21 employees, and one consultant, who may be eligible to receive options under the Incentive Plan. The Committee described below under "—Administration of the Incentive Plan" has the authority to grant options under the Incentive Plan to employees and consultants, and may, under certain circumstances, delegate to our officers the authority to grant options to specified groups of employees and consultants. References in the following discussion to the Committee's power to make option grants and establish the terms of options shall include our officers to whom such power has been delegated by the Committee. The Incentive Plan is subject to stockholder approval, and will become effective if it is approved by the requisite vote of stockholders at the Annual Meeting.

        The awards that will be granted under the Incentive Plan in the future to eligible employees and consultants are not determinable because the Committee may choose to grant options or may choose to decline to grant options in accordance with the Committee's existing policies and the terms of the Incentive Plan. Options that have been granted under the Incentive Plan are set forth in the "New Plan Benefits" table below. The Incentive Plan terminates December 19, 2013. The market value of the shares of common stock that may be awarded under the Incentive Plan is approximately $3.6 million, which is based on the maximum number of shares that may be awarded under the Incentive Plan multiplied by $4.00, the last reported sales price of the common stock in the "pink sheets" on March 26, 2004.

        Our board of directors believes it is in our best interests to approve the Incentive Plan and recommends that our stockholders approve the Incentive Plan. The principal features of the Incentive Plan are summarized below.

Administration of the Incentive Plan

        Our compensation committee (the "Committee") will administer and interpret the Incentive Plan subject to the authority of the Committee to delegate certain functions to our officers. The Committee will be structured at all times so that it satisfies the requirements for the exemption pursuant to Rule 16b-3 under the Exchange Act.

Adjustments

        The number of shares is subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in our common stock. The Committee also has discretion to make adjustments in the event of an asset distribution by us, a grant to stockholders to acquire additional shares on a pro rata basis or any other changes in the outstanding common stock.

Terms of Options

        The Incentive Plan provides for the grant of either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. Incentive options may be granted only to employees.

        The Committee has the sole discretion to determine the employees and consultants to whom options may be granted, the type of options granted and the manner in which the options will vest. An incentive option, however, can vest each year with respect to no more than $100,000 in value of common stock based upon fair market value of the common stock on the date of grant of the incentive option. Options covering no more than 300,000 shares of common stock in the aggregate may be granted to a single participant during the life of the Incentive Plan unless otherwise approved by our stockholders.

        The Committee determines the option term, which can be no longer than ten years (five years in case of an incentive option granted to an employee who owns 10% or more of our common stock). The Committee determines the exercise price for each option, which may be more than, less than or equal to the fair market value of the common stock subject to the options on date of grant. Incentive options must, however, have an exercise price that is at least equal to fair market value of the common stock on the date the incentive option is granted (at least equal to 110% of fair market value in the case of an incentive option granted to an employee who owns 10% or more of our common stock).

        An option holder may exercise an option by written notice and payment of the exercise price:

  •
  in cash;

  •
  by certified, cashier's or other check acceptable to us;

  •
  by the surrender of a number of shares of common stock already owned by the option holder for at least six months and with a fair market value equal to the exercise price;

  •
  through a broker's transaction by directing the issuance of a certificate for the common stock to a broker who will sell all or a portion of such common stock to pay the exercise price or make a loan to the option holder to permit the option holder to pay the exercise price; or

  •
  in any combination of the foregoing methods.

        The Committee may allow option holders who are subject to withholding of federal and state income tax as a result of exercising an option to satisfy the income tax withholding obligation through the withholding of a portion of the common stock to be received upon the exercise of the option.

Non-Transferability

        Except as permitted by law, unless otherwise determined by the Committee and provided in the option agreement, options are non-transferable, except by will or pursuant to the laws of descent and distribution and may be exercised during the lifetime of the holder thereof only by such holder (or, in the event of incapacity, his or her guardian or legal representative).

Effect of Termination of Services

        Unless the Committee specifies otherwise, the following provisions apply with respect to the exercisability of an option following the termination of the holder's services. If the holder's employment or consulting relationship terminates because the holder becomes disabled, the option will terminate one year after termination. If the holder's employment or consulting relationship terminates other than for cause, disability or death, the option will expire three months from the date of termination. If the holder dies while employed or while a consultant, or within the exercisability period described above, the option will terminate one year after the date of death. In all cases, the option may be exercised only to the extent it was vested at the date the employment or consulting relationship is terminated, and only if it has not expired according to its terms.

Merger and Reorganization

        Upon the occurrence of:

  •
  our merger or consolidation (other than a merger or consolidation in which we are the continuing corporation and that does not result in any changes in the outstanding shares of common stock);

  •
  the sale of all or substantially all of our assets (other than a sale in which we continue as the holding company of an entity that conducts the business formerly conducted by us);

  •
  our dissolution or liquidation;

  •
  a "change of control" of us (as defined below); or

  •
  any other transaction determined by resolution of the board to be similar,

        the Committee may:

  (1)
  determine that any or all options will become fully exercisable;

  (2)
  determine that any or all options will be assumed or substituted by the successor or purchaser in the transaction; or

  (3)
  make any other provision for the options as the Committee deems appropriate.

        A "change of control" means any transaction or event occurring on or after the date of the Incentive Plan as a direct or indirect result of which:

  (a)
  any person or any group in the aggregate equity interests (other than Greenlight Capital, L.L.C. and its affiliates) shall

  •
  beneficially own (directly or indirectly) more than 50% of the aggregate voting power of all of our equity interests at the time outstanding; or

  •
  have the right or power to appoint a majority of our board of directors;

  (b)
  during any period of two consecutive years, individuals who at the beginning of such period constituted our board of directors (together with any new directors whose election by such board of directors or whose nomination for election by our stockholders was approved by a vote of a majority of our directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of our board of directors then in office; or

  (c)
  any event or circumstance constituting a "change of control" under any documentation evidencing or governing any of our indebtedness in a principal amount in excess of $10.0 million shall occur which results in an obligation of us to prepay (by acceleration or otherwise purchase, offer to purchase, redeem or defease) all or a portion of such indebtedness.

Amendment and Termination

        The board may amend the Incentive Plan in any respect at any time, but no amendment can impair any option previously granted or deprive an option holder of any common stock acquired without the option holder's consent. We will obtain stockholder approval of amendments to the extent required by rules promulgated by the SEC or the Nasdaq Stock Market. The Incentive Plan will terminate on December 19, 2013, unless sooner terminated by the board.

Federal Income Tax Consequences

        The following summary generally describes the principal federal (but not state and local) income tax consequences of option grants made pursuant to the Incentive Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular recipient or to us. In particular, this summary is qualified in its entirety by the discussion of Section 162(m) of the Code, discussed below under "Limitations on Deductions." The provisions of the Code and the regulation thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

        Non-Qualified Options.    When a non-qualified option is granted, there are no income tax consequences for the option holder or us. When a non-qualified option is exercised, in general, the option holder recognizes compensation equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. The compensation recognized by an employee is subject to income tax withholding. We are entitled to a deduction equal to the compensation recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

        Incentive Options.    When an incentive option is granted, there are no income tax consequences for the option holder or us. When an incentive option is exercised, the option holder does not recognize income and we do not receive a deduction. The option holder must, however, treat the excess of the fair market value of the common stock on the date of exercise over the exercise price as an item of adjustment for purposes of the alternative minimum tax. If the option holder makes a "disqualifying disposition" of the common stock (described below) in the same taxable year that the incentive option was exercised, there are no alternative minimum tax consequences.

        If the option holder disposes of the common stock after the option holder has held the common stock for at least two years after the incentive option was granted and 12 months after the incentive option was exercised, the amount the option holder receives upon disposition over the exercise price is treated as long-term capital gain for the option holder. We are not entitled to a deduction. If the option holder makes a "disqualifying disposition" of the common stock by disposing of the common stock before it has been held for at least two years after the incentive option was granted and one year after the date the incentive option was exercised, the option holder recognizes compensation income equal to the excess of:

  •
  fair market value of the common stock on the date the incentive option was exercised or, if less, the amount received on the disposition over

  •
  the exercise price.

        At present, we are not required to withhold. We are entitled to a deduction equal to the compensation recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

        Limitations on Deductions.    Under Section 162(m) of the Code, we may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1,000,000 is paid to our chief executive officer or any one of the other four highest-paid executive officers who are employed by us on the last day of the taxable year. Certain "performance-based compensation," the material terms of which are disclosed to and approved by stockholders, is not, however, subject to this limitation on deductibility. We have structured the Incentive Plan with the intention that the compensation with respect to options would be qualified performance-based compensation and would be deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code.

Vote Required

        The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote on this proposal is required to approve Proposal 2. Greenlight Capital, L.L.C. has indicated its intention to vote in favor of Proposal 2.

Recommendation

        The board of directors recommends that stockholders vote FOR the approval of Proposal 2. If not otherwise specified, proxies will be voted FOR Proposal 2.

PROPOSAL 3
APPROVAL OF STOCK OPTION PLAN FOR INDEPENDENT DIRECTORS

        We are also asking you to approve the new Stock Option Plan for Independent Directors (the "Director Plan"). Our 1995 Directors Stock Option Plan (the "1995 Plan") was suspended by our board of directors on December 19, 2003, and no additional awards will be made under the 1995 Plan. On December 19, 2003, our board of directors adopted the Director Plan effective January 1, 2004, and on January 29, 2004 our board directed that the Director Plan be submitted to a vote of our stockholders at the Annual Meeting. A copy of the Director Plan is attached to this proxy statement as Annex D.

        The primary purposes of the Director Plan are to provide our independent directors with an added incentive to continue in service with us and a more direct interest in the future success of our operations. Our board of directors has reserved 200,000 shares of common stock for issuance under the Director Plan.

Summary

        The Director Plan permits the grant of non-qualified stock options. Directors who qualify as independent under the Sarbanes-Oxley Act of 2002 and rules promulgated by the SEC pursuant to the Exchange Act may receive options under the Director Plan. As of January 1, 2004, we had three non-employee directors who were eligible to receive options under the Director Plan. The Director Plan is subject to stockholder approval, and will become effective if it is approved by the requisite vote of stockholders at the Annual Meeting.

        The Director Plan provides for automatic annual option grants to independent directors on January 1 of each year. Options that have been granted under the Director Plan are set forth in the "New Plan Benefits" table below. The market value of the shares of our common stock that may be awarded under the Director Plan is approximately $0.8 million, which is based on the maximum number of shares that may be awarded under the Director Plan, 200,000, multiplied by $4.00, the last reported sales price of our common stock in the "pink sheets" on March 26, 2004.

        The board of directors believes it is in our best interests to approve the Director Plan and recommends that stockholders approve the Director Plan. The principal features of the Director Plan are summarized below.

Administration of the Director Plan

        Our board of directors will administer and interpret the Director Plan.

Terms of Options

        The Director Plan provides for the grant of non-qualified stock options. On January 1 of each year, each independent director then serving on our board will automatically receive an option to acquire 10,000 shares of our common stock. Each option will vest six months after the date of grant and will expire after five years unless earlier terminated or exercised. The exercise price for each option will be the fair market value of the common stock subject to the option on date of grant.

        An option holder may exercise an option by written notice and payment of the exercise price:

  •
  in cash;

  •
  by certified, cashier's or other check acceptable to us;

  •
  by the surrender of a number of shares of common stock already owned by the option holder for at least six months and with a fair market value equal to the exercise price; or

  •
  in any combination of the foregoing methods.

Adjustments

        The number of shares is subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in our common stock. The board also has discretion to make adjustments in the event of any other changes in the outstanding common stock.

Non-Transferability

        Except as permitted by law, options granted under the Director Plan are non-transferable, except by will or pursuant to the laws of descent and distribution and may be exercised during the lifetime of the holder thereof only by the holder (or, in the event of incapacity, his or her guardian or legal representative).

Effect of Termination of Services

        If a holder is removed from the board within an option's exercisability period for cause, as determined by the board in its sole discretion, the option is void for all purposes. If the holder dies while a director and during the applicable exercisability period, the option will terminate one year after the date of death.

Merger and Reorganization

        Upon the occurrence of:

  •
  our merger or consolidation (other than a merger or consolidation in which we are the continuing corporation and that does not result in any changes in the outstanding shares of common stock);

  •
  the sale of all or substantially all of our assets (other than a sale in which we continue as the holding company of an entity that conducts the business formerly conducted by us);

  •
  our dissolution or liquidation;

  •
  a "change of control" of us (defined the same as under the Incentive Plan, as discussed above); or

  •
  any other transaction determined by resolution of the board to be similar,

        the board may determine that any or all options will:

  (1)
  become fully exercisable;

  (2)
  terminate at the closing of the transaction;

  (3)
  be cancelled in exchange for a cash payment equal to the greater of

  •
  the excess of the fair market value of our common stock over the exercise price or

  •
  the fair market value as determined by the board of the consideration for which a share of common stock is to be exchanged in the transaction, multiplied by the number of shares of common stock subject to the option;

  (4)
  be assumed or substituted by the successor or purchaser in the transaction; or

  (5)
  be dealt with in any other manner as the board deems appropriate.

Amendment and Termination

        The board may amend the Director Plan in any respect at any time, but no amendment can impair any option previously granted or deprive an option holder of any common stock acquired without the option holder's consent. We will obtain stockholder approval of amendments to the extent required by rules promulgated by the SEC or the Nasdaq Stock Market. The Director Plan will terminate whenever the board adopts a resolution to that effect.

Federal Income Tax Consequences

        The following summary generally describes the principal federal (but not state and local) income tax consequences of option grants made pursuant to the Director Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular recipient or to us. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

        When a non-qualified option is granted, there are no income tax consequences for the option holder or us. When a non-qualified option is exercised, in general, the option holder recognizes compensation equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. The compensation recognized by an employee is subject to income tax withholding. We are entitled to a deduction equal to the compensation recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

Vote Required

        The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote on this proposal is required to approve Proposal 3. Greenlight Capital, L.L.C. has indicated its intention to vote in favor of Proposal 3.

Recommendation

        The board of directors recommends that stockholders vote FOR the approval of Proposal 3. If not otherwise specified, proxies will be voted FOR Proposal 3.

PROPOSAL 4
RATIFICATION OF INDEPENDENT AUDITORS

        A resolution will be presented at the Annual Meeting to ratify the appointment by the board of directors of the firm of Grant Thornton LLP as independent auditors, to examine our financial statements for the year ending December 28, 2004, and to perform other appropriate accounting services.

        Representatives of Grant Thornton LLP will attend the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting. In addition, representatives of Grant Thornton LLP will respond to appropriate questions.

Change in Independent Auditors

        On July 29, 2002, we dismissed Arthur Andersen LLP as our independent auditors and engaged the accounting firm of Grant Thornton LLP as our new independent auditors. The decision to change auditors was recommended by the audit committee of our board of directors and unanimously approved by our board of directors.

        During the fiscal years ended January 1, 2002 and December 31, 2000, and the subsequent interim period through July 29, 2002, there were no disagreements between Arthur Andersen LLP and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of such disagreement in its reports on our consolidated financial statements for such years, and there occurred no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The audit reports of Arthur Andersen LLP on our consolidated financial statements for the fiscal years ended January 1, 2002 and December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        We requested that Arthur Andersen LLP furnish a letter addressed to the SEC stating whether they agree with the above statements. A representative of Arthur Andersen LLP advised us that Arthur Andersen LLP was no longer in a position to provide letters relating to its termination as a former audit client's independent auditor, and that Arthur Andersen LLP's inability to provide such letters has been discussed with the staff at the SEC.

        During the fiscal years ended January 1, 2002 and December 31, 2000, and the subsequent interim period through July 29, 2002, we did not consult Grant Thornton LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any of the matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Fees Paid to Independent Auditors

        For the fiscal years ended December 30, 2003 and December 31, 2002, Grant Thornton LLP, our independent auditor from July 29, 2002 forward, billed the approximate fees set forth below:

Audit Fees

        Aggregate fees paid to Grant Thornton LLP in connection with the audit of our consolidated financial statements as of and for the year ended December 30, 2003 and their reviews of the unaudited condensed consolidated interim financial statements during the year ended December 30, 2003 were $490,000. Aggregate fees paid to Grant Thornton LLP in connection with the audit of the consolidated financial statements as of and for the year December 31, 2002 and their reviews of the unaudited condensed consolidated interim financial statements during the year ended December 31, 2002 were $312,000. In addition, aggregate fees of $950,300 were paid in 2002 for the re-audits of our financial statements for the years ended December 31, 2000 and January 1, 2002.

Audit-Related Fees

        Aggregate fees paid to Grant Thornton LLP in connection with the audit of our 401(k) plan for the year ended December 30, 2003 were $8,000. Aggregate fees paid to Grant Thornton LLP in connection with the audit of our 401(k) plan for the year ended December 31, 2002 were $12,700.

Tax Fees

        Grant Thornton LLP was not engaged to perform any tax related services for us during the years ended December 30, 2003 or December 31, 2002.

All Other Fees

        Grant Thornton LLP was not engaged to perform any other services during the years ended December 30, 2003 or December 31, 2002.

Pre-Approval Policies and Procedures

        Our audit committee has established procedures for pre-approval of audit and non-audit services as set forth in the audit committee charter, a copy of which is attached to this proxy statement as Annex A. No services were pre-approved by the audit committee under these procedures or performed under the de minimis exception during the 2003 fiscal year.

Vote Required

        The affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote on this proposal is required to approve Proposal 4. Greenlight Capital, L.L.C. has indicated its intention to vote in favor of Proposal 4.

Recommendation

        The board of directors recommends that stockholders vote FOR Proposal 4. If not otherwise specified, proxies will be voted FOR Proposal 4.

NEW PLAN BENEFITS

Benefits to Be Received Under the Incentive Plan

        The benefits to be received in the future under the Incentive Plan are indeterminable as all grants are determined by our board of directors in its discretion. However, as of March 26, 2004, the board had made the following grants under the Incentive Plan:

Executive Employee Incentive Plan

Name and Position	Dollar Value ($)(1)	Number of Options(2)
Paul J.B. Murphy, III Chief Executive Officer and Acting Chairman	$16,000	160,000
Susan E. Daggett Chief Operating Officer	$14,000	140,000
Michael J. Mrlik II Executive Vice President—Operations	$7,500	75,000
Jill B.W. Sisson General Counsel and Secretary	$7,500	75,000
Richard P. Dutkiewicz Chief Financial Officer	$7,500	75,000
Total for Executive Group	$52,500	525,000
Total for Non-Executive Officer Employee Group	$33,600	336,000

(1)
Dollar values are based on the spread between the last reported sale price of our common stock on March 26, 2004 ($4.00) and the exercise price of the options ($3.90).

(2)
All options were granted on December 19, 2003, and have an exercise price of $3.90. Half of the options vest in three equal annual installments commencing on January 1, 2005; the other half vest, if at all, based upon our performance in each of the 2004, 2005 and 2006 fiscal years. The options expire ten years from the grant date.

Benefits to Be Received Under the Director Plan

        The benefits to be received in the future under the Director Plan are indeterminable as they are dependent on the number of independent directors in office on January 1 of each year. However, as of March 26, 2004, the board had made the following grants under the Director Plan:

Stock Option Plan for Independent Directors

Name	Dollar Value ($)(1)	Number of Units(2)
Lawrence P. Gelfond	$2,500	10,000
Mark A. Kline	$2,500	10,000
Leonard Tannenbaum	$2,500	10,000
Total for Independent Director Group	$7,500	30,000

(1)
Dollar values are based on the spread between the last reported sale price of our common stock on March 26, 2004 ($4.00) and the exercise price of the options ($3.75).

(2)
All options were granted on January 1, 2004, have an exercise price of $3.75, vest in full on July 1, 2004 and expire five years from the grant date.

Benefits Under Equity Compensation Plans as of December 30, 2003

        The following table summarizes equity compensation plan information as of December 30, 2003:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
1994 Plan	20	$215.73	20,981	(8)
1995 Plan	1,661	$41.32	0	(9)
Incentive Plan(1)	876,000	$3.90	24,000
Equity compensation plans not approved by security holders
Barry Levine(2)	166	$292.59	0
Robert Williams(2)	166	$292.59	0
Barry Levine(3)	166	$316.67	0
Robert Williams(3)	166	$316.67	0
Barry Levine(4)	332	$118.60	0
Robert Williams(4)	332	$118.60	0
Leonard Tannenbaum(5)	1,163	—	0
Bruce Toll(6)	1,628	—	0
B&B Ventures(7)	166	$146.90	0
Lawrence P. Gelfond(10)	332	$10.24	0
Mark A. Kline(11)	332	$10.24	0
Total	882,630	$4.31	44,981	(8)

(1)
Options granted under the Incentive Plan are subject to stockholder approval of the Incentive Plan at the Annual Meeting.

(2)
Represents options granted on October 1, 1996 for consulting services in connection with the operation of our coffee roasting facility in Connecticut. The options vested immediately upon grant.

(3)
Represents warrants granted on October 25, 1996 for consulting services in connection with the operation of our coffee roasting facility in Connecticut. The options vested immediately upon grant.

(4)
Represents options granted on March 25, 1998 for consulting services in connection with the operation of our coffee roasting facility in Connecticut. The options vested immediately upon grant.

(5)
Represents warrants granted to Mr. Tannenbaum, one of our directors, in 2000 for financial advisory services.

(6)
Represents warrants granted to Mr. Toll in 2000 for financial advisory services.

(7)
Represents warrants granted on May 1, 2000 for consulting services in connection with the operation of our coffee roasting facility in Connecticut.

(8)
Includes 20,981 shares remaining available for issuance under the 1994 Plan when its operation was suspended by the board of directors on November 21, 2003. No further grants will be made under this plan.

(9)
The 1995 Plan was suspended by the board of directors on December 19, 2003.

(10)
Represents options granted to Mr. Gelfond upon his becoming a director in September 2003.

(11)
Represents options granted to Mr. Kline upon his becoming a director in September 2003.

        For further discussion of the material features of our plans, see "Other Stock Option Plans" and "Compensation of Directors."

Other Stock Option Plans

        Our 1994 Plan provides for the granting to employees of incentive stock options and for the granting to employees and consultants of non-statutory stock options and stock purchase rights. Unless terminated sooner, the 1994 Plan will terminate automatically in August 2004. Our board of directors has the authority to amend, suspend or terminate the 1994 Plan, subject to any required approval by our stockholders under applicable law, provided that no such action may affect any share of common stock previously issued and sold or any option previously granted under the 1994 Plan. The 1994 Plan was suspended by our board of directors on November 21, 2003.

        Options generally become exercisable in ratable installments over a period of up to four years and expire ten years from the date of grant. A total of 107,968 shares of common stock have been reserved for issuance under the 1994 Plan. As of December 30, 2003, there were 20,981 shares reserved for future issuance under the 1994 Plan. No options currently available for exercise are considered "in-the-money."

        Our 1995 Plan was adopted by our board of directors and approved by our stockholders in August 1995. Unless terminated sooner, the 1995 Plan will terminate automatically in August 2005. The board of directors may amend or terminate the 1995 Plan at any time; provided, however, that no such action may adversely affect any outstanding option without the optionee's consent and the provisions affecting the grant and terms of options may not be amended more than once during any six-month period. The 1995 Plan provides for the automatic grant of non-statutory stock options to our non-employee directors. These options vest immediately upon grant. A total of 1,661 shares of common stock have been reserved for issuance under the 1995 Plan. As of December 30, 2003, there were no shares reserved for future issuance under the 1995 Plan. On December 19, 2003, our board of directors suspended the 1995 Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the total compensation awarded to, earned by or paid during our last three fiscal years to our Chief Executive Officer, one former executive officer and our other current executive officers during the year ended December 30, 2003 ("Named Executive Officers").

Summary Compensation Table

	Annual Compensation								Long-Term Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)(1)		Other Annual Compensation ($)			Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)
Paul J.B. Murphy, III(2) Chief Executive Officer and Acting Chairman	2003 2002 2001	$ $ $	335,000 320,192 161,538	$ $ $	225,647 150,000 187,516		— — —		— — —	160,000 — —
Anthony D. Wedo(3) Former Chairman and Chief Executive Officer	2003 2002 2001	$ $ $	445,481 560,154 183,077	$ $ $	518,375 234,391 187,516	$ $	198,847 18,000 8,308	(4) (5) (5)	— — —	— 5,040,242 —	(6)
Susan E. Daggett Chief Operating Officer	2003		$225,000		$178,664		—		—	140,000
Michael J. Mrlik II Executive Vice President—Operations	2003		$260,000		$142,113		—		—	75,000
Jill B. W. Sisson(7) General Counsel and Secretary	2003		—		—		—		—	75,000
Richard P. Dutkiewicz(8) Chief Financial Officer	2003		$27,038		—		—		—	75,000

(1)
Bonus amounts represent amounts paid in the respective fiscal year for bonuses earned in the preceding fiscal year.

(2)
Mr. Murphy became Chief Executive Officer and Acting Chairman on October 1, 2003.

(3)
Effective September 30, 2003, Mr. Wedo resigned as an officer and director. Mr. Wedo's options terminated 90 days after his resignation.

(4)
Represents car allowance, accrued vacation and severance payments.

(5)
Represents a car allowance.

(6)
We were obligated to issue 3,077,035 options to Mr. Wedo under his original employment agreement. These options were never granted, and in connection with his entering into an amended and restated employment agreement with us effective January 1, 2002, Mr. Wedo was granted options as of December 6, 2002, to purchase 5,040,242 shares of common stock under the amended and restated employment agreement.

(7)
Ms. Sisson is currently a consultant to the company under an agreement dated December 8, 2003.

(8)
Mr. Dutkiewicz was elected as Chief Financial Officer in October 2003.

Stock Option Grants in Last Fiscal Year

        Set forth below is information on grants of stock options for the Named Executive Officers for the year ended December 30, 2003. In addition, as required by rules promulgated by the SEC under the Exchange Act, the table sets forth hypothetical gains that would exist for the shares subject to such options based on assumed annual compounded rates of stock price appreciation during the option term.

Option Grants in Fiscal 2003

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
		Percentage of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Option Granted
			Exercise Price ($ per Share)	Expiration Date
					5%(2)	10%(3)
Paul J.B. Murphy, III	160,000	20%	$3.90	12/19/2013	$392,430	$994,495
Anthony D. Wedo(4)	0	0%	—	—	—	—
Susan E. Daggett	140,000	18%	$3.90	12/19/2013	$343,376	$870,183
Michael J. Mrlik II	75,000	10%	$3.90	12/19/2013	$183,952	$466,170
Jill B. W. Sisson	75,000	10%	$3.90	12/19/2013	$183,952	$466,170
Richard P. Dutkiewicz	75,000	10%	$3.90	12/19/2013	$183,952	$466,170

(1)
The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionee's continued employment through the vesting period. The gains shown are net of the option exercise price, but do not include deductions for taxes and other expenses payable upon exercise of the option or for the sale of underlying shares of common stock. There can be no assurance that the amounts reflected in this table will be achieved.

(2)
Assumes 5% compounded rate of appreciation in the market price per share from the date of grant to the end of the option term.

(3)
Assumes 10% compounded rate of appreciation in the market price per share from the date of grant to the end of the option term.

(4)
Effective September 30, 2003, Mr. Wedo resigned as an officer and director.

Fiscal Year End Option Values

        During the fiscal year ended December 30, 2003, none of the Named Executive Officers exercised any stock options. Set forth below is information on the number of stock options held by the Named Executive Officers as of December 30, 2003. None of such stock options were in-the-money as of December 30, 2003.

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)
	Exercisable	Unexercisable
Paul J.B. Murphy, III	0	160,000
Anthony D. Wedo(1)	0	0
Susan E. Daggett	0	140,000
Michael J. Mrlik II	0	75,000
Jill B. W. Sisson	0	75,000
Richard P. Dutkiewicz	0	75,000

(1)
Effective September 30, 2003, Mr. Wedo resigned as an officer and director. Mr. Wedo's options terminated 90 days after his resignation.

Employment and Other Arrangements

        Anthony Wedo.    Effective September 30, 2003, Mr. Wedo resigned as Chief Executive Officer and Director and entered into a Settlement Agreement and Mutual General Release with us. The settlement provides for payment of a total of $583,000, including $18,000 in automobile allowance, payable in twelve equal monthly installments. We also agreed to pay our portion of Mr. Wedo's medical, dental and life insurance premiums at the senior executive level, through September 30, 2004. Mr. Wedo forfeited all unvested stock options and retained 3,689 shares of common stock and 41,868 vested stock options, which expired 90 days after his resignation. Mr. Wedo executed a general release and we executed a limited release against claims other than unknown claims for fraudulent or willful misconduct, which would expose us to monetary damages, fines or sanctions. The parties terminated Mr. Wedo's prior employment agreement except for provisions relating to non-competition for one year, nondisclosure of confidential information, non-solicitation of our employees for two years and indemnification.

        Mr. Wedo's prior agreement, the Amended and Restated Employment Agreement entered into as of January 1, 2002, provided for a base salary of $565,000 per year and extended until December 31, 2004, with automatic annual extensions in the absence of notice. Mr. Wedo was entitled to an annual performance bonus of up to 150% of his base salary for such year based upon the achievement of predetermined individual and company goals during such period. For the period July 16, 2001 to July 30, 2003, the contract provided for a guaranteed bonus of $187,500. In addition, Mr. Wedo was entitled to a one-time bonus upon the consummation of an equity offering by us and options to purchase 6% of our common stock, vesting over three years. Finally, the Amended and Restated Agreement provided for severance compensation equal to one times Mr. Wedo's annual base salary.

        Jill B.W. Sisson.    On December 8, 2003, we entered into a consulting agreement with Jill B.W. Sisson to provide legal, consulting and advisory services to us and to serve as our General Counsel and Secretary. Pursuant to the agreement, Ms. Sisson is paid $15,833 per month and, on December 19, 2003, was granted options to purchase 75,000 shares of common stock pursuant to the Incentive Plan, subject to stockholder approval of the Incentive Plan at the Annual Meeting. The options vest in part upon length of service, and in part upon the achievement of specified financial goals by us. In addition, Ms. Sisson is eligible to receive annual additional premium compensation based upon company performance and personal performance. Ms. Sisson will also be reimbursed for reasonable and necessary out-of-pocket expenses. The agreement provides for non-solicitation of company employees for a year after termination of the agreement, and can be terminated by either party upon 30 days' notice.

        We have no other employment or similar contracts as of the date of this proxy statement.

Corporate Code of Conduct

        We have adopted a Corporate Code of Conduct that applies to our directors, executive officers and all of our employees. We will provide any person, without charge and upon request, with a copy of our Corporate Code of Conduct. Requests should be directed to us at 1687 Cole Boulevard, Golden, Colorado 80401, Attention: Secretary.

        We will disclose any amendments to or waivers of the Corporate Code of Conduct on our website at www.nwrgi.com. We are establishing a confidential hotline to answer employees' questions related to the Corporate Code of Conduct and to report any concerns. Our audit committee also is establishing procedures to receive, retain and treat complaints regarding accounting, internal accounting controls or auditing matters, and to allow for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

        Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Compensation Committee Report on Executive Compensation, Audit Committee Report and Performance Graph shall not be deemed to be "Soliciting Material," are not deemed "filed" with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filings.

Compensation Committee Report on Executive Compensation

        The compensation committee of the board of directors consists of three non-employee directors, Leonard Tannenbaum, Lawrence P. Gelfond and Mark A. Kline.

        Compensation Philosophy.    Our executive compensation program is designed to attract, retain, and motivate high caliber executives and to focus the interests of the executives on objectives that enhance stockholder value. These goals emphasize pay for performance by having a portion of the executive's compensation dependent upon achieving individual objective goals which have a direct impact on our business results and another portion of the executive's compensation dependent on our company achieving certain financial results. In addition, we have linked executive and stockholder interests through equity-based plans. Also, we strive to make the compensation packages for our executives competitive relative to similar positions at companies of comparable size in our industry. The principal elements of our executive compensation program are base salary, bonus, and stock options.

        Restructure of Our Compensation System in 2003.    In late 2002, we retained the services of a professional consulting firm to review our compensation program and to comment on its design, competitiveness, and effectiveness. During 2003, this consulting firm benchmarked certain positions throughout our company, including the top executive positions with comparable positions within the restaurant industry, when possible, as well as companies with similar revenue. The review recommended several items to better align compensation programs with corporate goals and performance and created a new compensation structure for our company. After considering the recommendation and making certain adjustments and revisions to better reflect our financial position, the compensation committee approved a new structure in December 2003.

        Executive Officer Salaries.    Base salaries for our executives are intended to reflect the scope of each executive's responsibilities, success of our business, and individual contributions of each executive to that success. Increases in base salary may be affected by other considerations, such as geographic or market data, industry trends or internal equity. Executive salaries are adjusted only after evaluation of all of these considerations, occurring gradually over time and only as necessary to meet our operational and financial objectives.

        Bonuses.    The compensation committee may award cash bonuses to our executive officers. In September 2003, the compensation committee suspended any formal 2003 bonus plan, having determined that the financial goals were not realistic in view of our projected financial results. However, in order to incentivize and retain high caliber employees, a bonus pool of $500,000 was established for discretionary bonuses which would be awarded at the sole discretion of the compensation committee. For 2003, no bonuses were awarded to executive officers; however, the compensation committee awarded cash bonuses to certain employees and non-executive officers based upon their individual performance.

        In December 2003, the compensation committee adopted a 2004 bonus plan based on the pay for performance compensation philosophy described above. The 2004 bonus plan sets forth individual goals and company financial goals for each executive.

        Stock Plan.    We rely on long-term equity-based compensation as a means of compensating and incentivizing our executive officers. It is our practice to set option exercise prices at not less than 100% of the fair market value of our common stock on the date of grant. Thus, the value of the stockholder's investment in us must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of ten years. In determining the number of shares subject to stock option grants to executive officers, the compensation committee considers various subjective factors primarily related to the responsibilities of the individual officers and to their expected future contributions as well as the number of shares owned by the officer or which continue to be subject to vesting under the outstanding options previously granted to such officer. In addition, the compensation committee examines the level of equity incentives held by each executive officer relative to the other executive officers' equity positions and their tenure, responsibilities, experience and value to us. On December 19, 2003, the compensation committee granted, subject to stockholder approval of Proposal 2, options to purchase 876,000 shares of common stock to the executive officers and 17 other key officers and employees as a result of the compensation surveys' recommendations. One-half of each of these grants vest equally over three years and one-half vest over three years based upon the attainment of certain financial goals in each of those years.

        Compensation of Former Chief Executive Officer.    Pursuant to a July 1, 2001 employment agreement, amended January 1, 2002, the base salary for Anthony D. Wedo, our CEO until October 2003, was $565,000. His salary was subject to annual review, and he was entitled to an annual performance bonus of up to 150% of his base salary, based upon achievement of predetermined individual and company goals. Mr. Wedo was not paid a bonus for 2003. He was also entitled to a one-time bonus upon consummation of an equity offering (which was not paid because the offering did not occur) and he received options to purchase common stock. In October 2003, Mr. Wedo resigned and he executed a settlement agreement terminating the employment agreement. Among other things, the settlement agreement provided for a payment of a total of $583,000, including $18,000 in automobile allowance. The terms of the settlement agreement are described under "Employment and Other Arrangements."

        Compensation of Current Chief Executive Officer.    Paul J.B. Murphy, III was appointed our Chief Executive Officer in October 2003. Formerly, he served as our Chief Operating Officer. Mr. Murphy generally participates in the same executive compensation plans and arrangements available to other senior executives. Accordingly, his compensation also consists of an annual base salary, a potential annual cash bonus, and long-term equity-linked compensation in the form of stock options. The compensation committee's general approach in establishing Mr. Murphy's compensation is to be competitive with peer companies. Mr. Murphy's potential bonus award is based 50% on achievement of individually-defined objective performance criteria and 50% on overall company financial performance.

Mr. Murphy's compensation for 2003, in his position of COO and then CEO beginning in October 2003, was $335,000 in base salary. Due to the financial performance of our company, Mr. Murphy took himself out of consideration for a bonus for 2003.

        Policy of Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended, limits a company's tax deduction to $1 million for compensation paid to its chief executive officer and any of its four most highly compensated executive officers. However, compensation that qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the company's stockholders. We intend to continue to use performance-based compensation in the future, which should minimize the effect of this deduction limitation. However, we strongly believe that our primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to maximize the return to stockholders, and that the loss of a tax deduction may be necessary in some circumstances.

        Summary.    In summary, the compensation committee believes that our compensation program is reasonable and competitive with compensation paid by other restaurant companies of similar size, revenue, and operations. The program is designed to reward managers for their strong personal, company, and share value performance. The compensation committee monitors the various guidelines that make up the program and reserves the right to adjust them as necessary to continue to meet company and stockholder objectives.

                      COMPENSATION COMMITTEE

                      Leonard Tannenbaum, Chairman
                      Lawrence P. Gelfond
                      Mark A. Kline

Audit Committee Report

        The audit committee of the board of directors consists of four non-employee independent directors, Lawrence P. Gelfond, Chairman, Mark A. Kline, S. Garrett Stonehouse, Jr. and Leonard Tannenbaum. The audit committee is a standing committee of the board of directors and operates under a written charter amended and restated by the board of directors in January 2004, which is included as Annex A.

        Management is responsible for our system of internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee is responsible for monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our auditors.

        The audit committee has reviewed with our management and the independent accountants the audited consolidated financial statements in the annual report on Form 10-K for the year ended December 30, 2003, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The audit committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees."

        Our independent accountants also provided to the audit committee the written disclosure required by "Independence Standards Board Standard No. 1, Independence Discussions with Audit

Committees." The audit committee discussed with the independent accountants that firm's independence and considered whether the non-audit services provided by the independent accountants were compatible with maintaining its independence.

        Based on the audit committee's discussion with management and the independent accountants, and the audit committee's review of the representation of management and the report of the independent accountants to the audit committee, the audit committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 30, 2003 filed with the SEC.

                      Submitted by the Audit Committee,
                      Lawrence P. Gelfond, Chairman
                      Mark A. Kline
                      S. Garrett Stonehouse, Jr.
                      Leonard Tannenbaum

PERFORMANCE GRAPH

        The following performance graph covers the five-year period from December 27, 1998 through December 30, 2003. The graph compares the stockholder return on our common stock to the Nasdaq National Stock Market (U.S.) Index, our current peer group of companies ("PGI—Current") and our former peer group of companies ("PGI—Former"). We have created a new peer group of companies to better reflect the emergence of the fast casual segment of the restaurant industry in which we compete and which is more relevant to our operations. The individual companies selected to participate in this peer group were based on each company's participation in the fast casual segment of the restaurant industry and an adequate period of operating history for inclusion in the multi-year analysis.

	Measurement Period—5 years(1)(2)
	12/27/1998	12/26/1999	12/31/2000	1/1/2002	12/31/2002	12/30/2003
Company	$100.00	$188.89	$100.00	$24.00	$9.33	$5.33
PGI—Current(3)	$100.00	$80.45	$172.33	$392.98	$538.66	$626.77
PGI—Former(4)	$100.00	$76.05	$122.19	$124.47	$135.27	$191.80
NASDAQ	$100.00	$183.51	$114.22	$90.17	$61.74	$92.92

(1)
Assumes all distributions to stockholders are reinvested on the payment dates.

(2)
Assumes $100 invested on December 27, 1998 in our common stock, the PGI—Current, the PGI—Former and the Nasdaq National Market (U.S.) Index.

(3)
Peer Group Index—Current
Panera Bread Company
Schlotzsky's Inc.

(4)
Peer Group Index—Former
Papa John's International
Panera Bread Company
The Cheesecake Factory Incorporated
Starbucks Corporation

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Several of our stockholders or former stockholders, including BET, Brookwood New World Investors, L.L.C., Halpern Denny Fund III, L.P., Greenlight Capital, L.L.C. and certain of their affiliates (BET, Brookwood, Halpern Denny, and Greenlight, respectively), have also been involved in our financings, refinancings and have purchased our debt and equity securities. We have summarized below financial transactions involving these investors, including our issuance of $160 million of 13% Senior Secured Notes due 2008 in July 2003 and our equity recapitalization completed in September 2003.

        Leonard Tannenbaum, a director, is the Managing Director of MYFM Capital, LLC and a limited partner and 10% owner in BET. His father-in-law is Bruce Toll, an affiliate of BET. John S. Clark II, a director, was until March 2004, employed by Greenlight. Greenlight owns approximately 92% of our fully diluted common stock.

        Eve Trkla, a director of our company until August 16, 2003, is the Chief Financial Officer of Brookwood Financial Partners, L.P., a former affiliate of Brookwood. William Nimmo, a director of our company until June 6, 2003, is a partner in Halpern, Denny and Co., an affiliate of Halpern Denny. Ms. Trkla and Mr. Nimmo were designated by Brookwood and Halpern Denny, respectively, as directors to serve in accordance with the Stockholders Agreement (which was terminated as a result of the equity recapitalization).

        BET, Brookwood, Halpern Denny, Greenlight, Special Situations Fund, L.P, Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and we entered into a Stockholders Agreement, which was terminated upon the equity recapitalization, and which related principally to the composition of our board of directors.

        On May 30, 2002, we entered into a Loan and Security Agreement with BET, which provided for a $7.5 million revolving loan facility at 11% interest. The facility was secured by substantially all of our assets. In connection with obtaining the facility, we paid MYFM Capital, LLC a fee of $75,000. As of December 31, 2002, $6.0 million of the revolving credit facility was outstanding. The facility was to expire on March 31, 2003. In February 2003, BET and we executed an amendment to the facility to extend the maturity of the facility to June 1, 2003. From February 1, 2003 to June 1, 2003, the interest rate was 13% per annum. BET and MYFM Capital, LLC received an extension fee of $187,500 in connection with the amendment, payable at maturity, and an additional $112,500 because the facility was not paid in full by June 2, 2003. After June 1, 2003, the interest rate for borrowings under the facility was 15% per annum, and MYFM Capital, LLC received a $25,000 fee for entering into a standstill agreement with us. The facility was repaid in July 2003 with the proceeds of issuance of our 13% Senior Secured Notes due 2008, and BET received $3,000 for reimbursement of legal fees and expenses.

        Greenlight purchased $35.0 million and BET purchased $7.5 million of our $160 million 13% Senior Secured Notes due 2008.

        In September 2003, Halpern Denny, Greenlight and we completed the equity recapitalization, pursuant to which the parties recapitalized our equity structure. In connection with the equity recapitalization, we issued 4,337.481 shares of our Series F preferred stock to Greenlight in full payment of the outstanding Einstein notes which Greenlight had purchased from Jefferies in July 2003. Also in connection with the equity recapitalization, we issued Greenlight 938,084,289 pre-split shares of our common stock in exchange for 61,706.237 shares of Series F Preferred Stock, which was eliminated as part of the equity recapitalization. In addition, 57,000 shares of Series Z Preferred Stock were issued to Halpern Denny in our equity recapitalization in exchange for 56,237.994 shares of Series F Preferred Stock, 23,264,107 shares of common stock and warrants to purchase 13,711,054 shares of common stock. Pursuant to the equity recapitalization, we reimbursed Greenlight and Halpern Denny for legal fees and disbursements incurred in connection with their investment in us and the equity recapitalization in the respective amounts of $226,000 and $125,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such forms received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners have been complied with for the fiscal year ended December 30, 2003, except that John S. Clark II, Lawrence P. Gelfond and Mark A. Kline, directors; Paul J.B. Murphy, III, an officer and director; and Susan E. Daggett and Richard P. Dutkiewicz, officers, failed timely to report their initial ownership of securities on Form 3 on their respective elections as directors and officers. All required Forms 3 were later filed with the SEC.

HOUSEHOLDING

        As permitted by applicable law, we intend to deliver only one copy of certain of our documents, including proxy statements, annual reports and information statements to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof. Any such request should be directed to New World Restaurant Group, Inc., 1687 Cole Boulevard, Golden, Colorado 80401, Attention: Secretary.

PROPOSALS OF STOCKHOLDERS

        Stockholders wishing to include proposals in the proxy material in relation to the annual meeting in 2005 must submit the proposals in writing so as to be received by the Secretary at our executive offices, no later than the close of business on December 8, 2004. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholders' proposals and the provisions of our Restated Certificate of Incorporation. If we are not notified of an intent to present a proposal at our annual meeting in 2005, by March 21, 2005, we will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials.

OTHER BUSINESS

        We do not anticipate that any other matters will be brought before the annual meeting. However, if any additional matters shall properly come before the meeting, it is intended that the persons authorized under proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

BY THE BOARD OF DIRECTORS

Jill B.W. Sisson Secretary

Golden, Colorado
April 6, 2004

Annex A

AUDIT COMMITTEE CHARTER
FOR
NEW WORLD RESTAURANT GROUP, INC.

Authority

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of New World Restaurant Group, Inc. (the "Company") is established pursuant to the Company's Bylaws and Section 141(c) of the Delaware General Corporation Law.

Purpose of the Committee

        The purposes of the Committee are to:

        1.     assist Board oversight of (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditors' qualifications and independence, and (d) the performance of the Company's internal audit function and independent auditors; and

        2.     prepare an annual report for inclusion in the Company's annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the "SEC").

        While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Such activities are the responsibility of management and the Company's independent auditors. The Committee does not itself prepare financial statements or perform audits or auditing services, and its members are not auditors, certifiers of the Company's financial statements or guarantors of the Company's independent auditors' reports. It is not the duty or responsibility of the Committee to ensure that the Company complies with all laws and regulations. Each member of the Committee shall be entitled to rely in good faith on (a) the integrity of those persons and organizations within and outside of the Company from which it receives information, (b) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) representations made by management as to any audit and non-audit services provided by the independent auditors to the Company.

        The ultimate accountability of the Company's independent auditors is to the Board of Directors and the Committee, as representatives of the stockholders.

Committee Membership

        The Committee shall be comprised of at least three members of the Board each of whom has been affirmatively determined in the judgment of the Board to qualify as independent directors ("Independent Directors") under the rules of the National Association of Securities Dealers applicable to The Nasdaq Stock Market, Inc. (the "Nasdaq Listing Rules"), Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder by the SEC (except as otherwise permitted by the Nasdaq Listing Rules). In addition to the determination of independence, no director may serve as a member of the Committee if such director has participated in the preparation of financial statements of the Company or any subsidiary of the Company at any time during the past three years. The Board shall designate the Chairperson of the

Committee, provided that if the Board does not so designate a Chairperson, the members of the Committee, by majority vote, may designate a Chairperson.

        Each member of the Committee shall be able to read and understand fundamental financial statements (including a balance sheet, income statement and cash flow statement) at the time of such director's appointment to the Committee. In addition, at least one member of the Committee should be an "audit committee financial expert," as such term is defined in the rules and regulations promulgated by the SEC. If no member qualifies as an audit committee financial expert, then at least one member of the Committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or have been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

        If a member of the Committee ceases to qualify as an Independent Director for reasons outside of such member's reasonable control, such member may remain on the Committee until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the event that caused the member to cease qualifying as an Independent Director, provided that the Company complies with the applicable Nasdaq Listing Rules.

        Any vacancy on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Board.

Compensation

        Committee members shall receive no compensation from the Company other than fees as members of the Board and of committees of the Board.

Meetings

        The timing and frequency of the Committee meetings will be determined by the Committee; however, the Committee will meet at least once each quarter. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at the meeting of the Committee at which a quorum is present. The Committee will meet with the independent auditors and the Company's internal auditor upon the completion of the annual audit to review the independent auditors' examination and management report. The Committee shall meet at such other times as it deems appropriate. The Committee, at its discretion, may ask members of management, the Company's counsel, or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. Minutes shall be kept of each meeting of the Committee and shall be filed with the records of the Company.

Investigations, Access and Funding

        The Committee is empowered to conduct or authorize investigations into any matter relating to its purpose, duties or responsibilities that it deems appropriate and shall have full access to all books, records, facilities and personnel of the Company. The Committee shall have full authority (without the need for any other Board approval) to retain outside legal counsel, accounting or other advisors, as it determines necessary in carrying out its duties and responsibilities. The Company shall provide the funding determined appropriate by the Committee for payment of (a) compensation to the Company's independent auditors for services retained by the Committee, (b) compensation to any other outside advisors retained by the Committee and (c) ordinary administrative expenses of the Committee.

Committee Duties and Responsibilities

        In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The Committee will carry out the following duties and responsibilities:

  Oversight of Independent Auditors

        1.     appoint, retain and terminate, in its sole discretion (subject, if applicable, to stockholder ratification), the firm of independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for each fiscal year (such firm to report directly to the Committee);

        2.     review and approve in advance the Company's independent auditors' annual engagement letter, including all proposed fees, audit services and permissible non-audit services as set forth in the Nasdaq Listing Rules, Section 10A of the Exchange Act and any other applicable law, rules or regulations (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit);

        3.     obtain at least annually from the Company's independent auditors and review a written report describing:

          (a)   the independent auditors' internal quality-control procedures;

          (b)   any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

          (c)   all relationships between the independent auditors and the Company (such report to be consistent with Independence Standards Board Standard 1);

        4.     oversee the independence of the Company's independent auditors by, among other things:

          (a)   actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and taking appropriate action to satisfy itself of the auditors' independence;

          (b)   ensuring the rotation of the audit partners as required by Section 10A of the Exchange Act and any other applicable law, rule or regulation; and

          (c)   ensuring that the chief executive officer, controller, chief financial officer, chief accounting officer (or other person serving in an equivalent position) at the Company or any other person serving in a financial reporting oversight role at the Company, was not, within one year prior to the initiation of the audit, an employee of the independent auditor who participated in any capacity in the Company's audit;

        5.     review on a regular basis with the Company's independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the independent auditors' activities or on access to requested information and any significant disagreements with management;

        6.     obtain from the Company's independent auditors any other information required to be disclosed by them pursuant to Section 10A of the Exchange Act;

  Financial Reporting/Disclosure Matters

        7.     review with management, the Company's independent auditors and the Company's internal auditor (as appropriate), the following:

          (a)   the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and any major issues related thereto (including the matters required to be discussed with the independent auditors by SAS 61 with respect to the annual audited financial statements);

          (b)   critical accounting policies and such other accounting policies of the Company as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Company's financial statements;

          (c)   major issues regarding accounting principles and financial statements presentations, including (A) any significant changes in the Company's selection or application of accounting principles and (B) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of applying alternative generally accepted accounting principles in the preparation of the Company's financial statements;

          (d)   all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; and

          (e)   all other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences;

        8.     attempt to resolve all disagreements between the Company's independent auditors and management regarding financial reporting;

        9.     recommend to the Board whether the annual audited financial statements of the Company should be included in the Company's Annual Report on Form 10-K;

        10.   confirm that the Company's interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Company's independent auditors;

        11.   in the event that the Company receives an audit opinion that contains a going concern qualification, ensure that disclosure of such qualification is made in accordance with the Nasdaq Listing Rules;

        12.   review with the chief executive officer, chief financial officer, internal auditor and independent auditors, periodically, the following:

          (a)   all significant deficiencies in the design or operation of internal controls, which could adversely affect the Company's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Company's independent auditors;

          (b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

          (c)   any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

        13.   review the adequacy and effectiveness of the Company's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of the Company's internal audit function and any special audit steps adopted in light of the discovery of material control deficiencies, through inquiry and discussions with the Company's independent auditors, internal auditor and management of the Company;

  Other

        14.   establish clear hiring policies by the Company for the hiring of employees or former employees of the Company's independent auditors;

        15.   meet at least annually with the General Counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Company;

        16.   prepare an annual report for inclusion in the Company's annual proxy statement in accordance with applicable rules and regulations of the SEC;

        17.   meet periodically with the Chief Compliance Officer to review matters related to the Company's corporate compliance program, including the implementation of, and compliance with, the Company's Corporate Code of Conduct;

        18.   establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

        19.   review and approve all "related party transactions" as such term is defined in the Nasdaq Listing Rules; and

        20.   report to the Board on its activities, as appropriate.

Charter Review

        The Committee will review and reassess the adequacy of this charter at least once per year and recommend to the Board any changes to this charter considered appropriate by the Committee.

Other Tasks and Responsibilities

        The Committee shall perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

Annex B

COMPENSATION COMMITTEE CHARTER
FOR
NEW WORLD RESTAURANT GROUP, INC.

Authority

        The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of New World Restaurant Group, Inc. (the "Company") is established pursuant to the Company's By-laws and Section 141(c) of the Delaware General Corporation Law.

Purpose of Committee

        The purpose of the Committee is (i) to perform the functions described below under "Committee Duties and Responsibilities" in order to discharge the Board's responsibilities relating to compensation of the Company's executives and (ii) to prepare an annual report on executive compensation for inclusion in the Company's annual proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission ("SEC").

        In pursuing its purpose the Committee shall ensure that a proper system of long-term and short-term compensation is in place for management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company.

Committee Membership

        The Committee shall be comprised of at least two members of the Board each of whom has been affirmatively determined in the judgment of the Board to qualify as independent directors under the rules of the National Association of Securities Dealers applicable to The Nasdaq Stock Market, Inc. Each Committee member must also be a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Board shall designate the Chairperson of the Committee, provided that if the Board does not so designate a Chairperson, the members of the Committee, by majority vote, may designate a Chairperson.

        Any vacancy of the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Board.

Meetings

        The timing and frequency of the Committee meetings will be determined by the Committee; however, the Committee will meet at least once each year. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at the meeting of the Committee at which a quorum is present. The Committee, at its discretion, may ask members of management, the Company's counsel, or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary; provided however, that the Chief Executive Officer may not be present during the Committee's deliberations or voting processes with respect to setting and approving any aspect of the compensation of the Chief Executive Officer.

B-1

Committee Duties and Responsibilities

        The Committee's duties and responsibilities are to:

        1.     review and approve all aspects of the compensation of the Company's executive officers, including their participation in incentive-compensation plans, performance-based compensation and equity-based compensation plans;

        2.     review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer and, after an evaluation of the Chief Executive Officer's performance in light of those goals and objectives, set the compensation of the Chief Executive Officer (in determining the long-term incentive component of the Chief Executive Officer's compensation, the Committee should consider, among other factors, the Company's performance and relative shareholder return, the value of similar incentive awards for chief executive officers at comparable companies and the awards given to the Chief Executive Officer in past years);

        3.     review, and make periodic recommendations to the Board with respect to, the general compensation, benefits and perquisites policies and practices of the Company, including, without limitation, the Company's incentive-compensation plans and equity-based compensation plans (in circumstances in which equity-based compensation plans are not subject to shareholder approval, such plans shall be subject to Committee approval);

        4.     produce an annual report on executive compensation for inclusion in the Company's annual proxy statement in accordance with the rules and regulations of the SEC; and

        5.     report to the Board at least once a year.

Surveys and Studies

        The Committee may conduct or authorize surveys or studies of matters within the Committee's scope of responsibilities as described above, including, but not limited to, surveys or studies of compensation practices in relevant industries, to maintain the Company's competitiveness and ability to recruit and retain highly qualified personnel, and may retain and terminate, at the expense of the Company, independent counsel or other consultants necessary to assist in any such survey or study. If any compensation consultant or firm is to assist in the evaluation of director, chief executive officer or senior executive compensation, the Committee shall have the sole authority to retain and terminate the compensation consultant or firm and approve such firm or person's fees and other retention terms.

Other Tasks and Responsibilities

        The Committee shall perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

B-2

Annex C

2004 EXECUTIVE EMPLOYEE INCENTIVE PLAN

NEW WORLD RESTAURANT GROUP, INC.

EXECUTIVE EMPLOYEE INCENTIVE PLAN

(effective December 19, 2003)

C-i

NEW WORLD RESTAURANT GROUP, INC.

EXECUTIVE EMPLOYEE INCENTIVE PLAN

ARTICLE I
INTRODUCTION

        1.1   Establishment. New World Restaurant Group, Inc., a Delaware corporation, effective December 19, 2003, hereby establishes the New World Restaurant Group, Inc. Employee Incentive Plan (the "Plan") for certain employees of the Company (as defined in subsection 2.1(i)) and certain consultants to the Company. The Plan permits the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended to certain key employees of the Company and non-qualified stock options to certain key employees and consultants to the Company.

        1.2   Purposes. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.

        1.3   Effective Date. The initial effective date of the Plan is December 19, 2003.

ARTICLE II
DEFINITIONS

        2.1   Definitions. The following terms shall have the meanings set forth below:

          (a)   "Affiliated Corporation" means any corporation or other entity that is affiliated with New World Restaurant Group, Inc. through stock ownership or otherwise and is designated as an "Affiliated Corporation" by the Board, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an "Affiliated Corporation" means any parent or subsidiary of the Company as defined in Section 424 of the Code.

          (b)   "Board" means the Board of Directors of New World Restaurant Group, Inc.

          (c)   "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

          (d)   "Committee" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. If applicable, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. Except as provided in Section 0, the Committee shall select Participants from Eligible Employees and Eligible Consultants of the Company and shall determine the awards to be made pursuant to the Plan and the terms and conditions thereof.

          (e)   "Company" means New World Restaurant Group, Inc. and the Affiliated Corporations.

          (f)    "Disabled" or "Disability" shall have the meaning given to such terms in Section 22(e)(3) of the Code.

          (g)   "Effective Date" means the original effective date of the Plan, December 19, 2003.

          (h)   "Eligible Consultants" means those consultants to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Awards, other than Incentive Options, under the Plan.

          (i)    "Eligible Employees" means those employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary or division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is any individual who provides services to the Company or any subsidiary or division thereof as a common law employee and whose remuneration is subject to the withholding of federal income tax pursuant to Section 3401 of the Code. Employee shall not include any individual (A) who provides services to the Company or any subsidiary or division thereof under an agreement, contract, or any other arrangement pursuant to which the individual is initially classified as an independent contractor or (B) whose remuneration for services has not been treated initially as subject to the withholding of federal income tax pursuant to Section 3401 of the Code even if the individual is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding. Leased employees shall not be treated as employees under this Plan.

          (j)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

          (k)   "Fair Market Value" means, as of a given date, (i) the closing price of a Share on the principal stock exchange on which Shares are then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on such date as reported by Nasdaq or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a Share shall be determined by the Committee acting in good faith. If, upon exercise of an Option, the exercise price is paid by a broker's transaction as provided in subsection 7.2(f)(ii)(D), Fair Market Value, for purposes of the exercise, shall be the price at which the Stock is sold by the broker.

          (l)    "Incentive Option" means an Option designated as such and granted in accordance with Section 422 of the Code.

          (m)  "Non-Qualified Option" means any Option other than an Incentive Option.

          (n)   "Option" means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

          (o)   "Option Agreement" shall have the meaning given to such term in Section 7.2 hereof.

          (p)   "Option Holder" means a Participant who has been granted one or more Options under the Plan.

          (q)   "Option Period" means the period of time, determined by the Committee, during which an Option may be exercised by the Option Holder.

          (r)   "Option Price" means the price at which each share of Stock subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

          (s)   "Participant" means an Eligible Employee or Eligible Consultant designated by the Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

          (t)    "Securities Act" means the Securities Act of 1933, as it may be amended from time to time.

          (u)   "Share" means one whole share of Stock.

          (v)   "Stock" means the $0.001 par value common stock of New World Restaurant Group, Inc.

        2.2   Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

ARTICLE III
PLAN ADMINISTRATION

        3.1   General. The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the number of shares covered by each Option granted under the Plan, the time at which such Options are to be granted, and the Option Price, period and manner in which Options become exercisable. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to the Options granted pursuant to the Plan, which provisions need not be identical except as may be provided herein; provided, however, that Eligible Consultants shall not be eligible to receive Incentive Options. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

        3.2   Delegation by Committee. The Committee may, from time to time, delegate, to specified officers of the Company, the power and authority to grant Options under the Plan to specified groups of Eligible Employees and Eligible Consultants, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine. To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Option, all references in the Plan to the Committee's exercise of authority in determining such terms and conditions shall be construed to include the officer or officers to whom the Committee has delegated the power and authority to make such determination. The power and authority to grant Options to any Eligible Employee or Eligible Consultant who is covered by Section 16(b) of the Exchange Act shall not be delegated by the Committee.

ARTICLE IV
STOCK SUBJECT TO THE PLAN

        4.1   Number of Shares. The maximum aggregate number of Shares that may be issued under the Plan pursuant to Options is 900,000 Shares, all of which may be issued under Incentive Options. Upon exercise of an Option, the Shares issued upon exercise of such Option shall no longer be considered to be subject to an outstanding Option for purposes of the immediately preceding sentence. Notwithstanding anything to the contrary contained herein, no Option granted hereunder shall become void or otherwise be adversely affected solely because of a change in the number of Shares of the Company that are issued and outstanding from time to time, provided that changes to the issued and outstanding Shares may result in adjustments to outstanding Awards in accordance with the provisions of this ARTICLE IV. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. Such maximum numbers may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

        4.2   Limit on Option Grants. The maximum number of Shares with respect to which a Participant may receive Options under the Plan during the terms of the Plan is 300,000 Shares. The maximum number may be increased from time to time by approval of the Board and by the stockholders of the Company. No Options may be granted with respect to any increased number of Shares until such increase has been approved by the stockholders. Stockholder approval shall not be required for increases solely pursuant to Section 4.2 below.

        4.3   Other Shares of Stock. Any Shares that are subject to an Option that expires or for any reason is terminated unexercised, and any Shares withheld for the payment of taxes or received by the Company as payment of the exercise price of an Option, shall automatically become available for use under the Plan, provided, however, that no more than 800,000 Shares may be issued under Incentive Options.

        4.4   Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Options may be granted under the Plan, (ii) the Shares then included in each outstanding Option granted hereunder, (iii) the maximum number of Shares available for grant to any one person in a calendar year pursuant to Section 4.2, (iv) the maximum number of Shares available for grant pursuant to Incentive Options, and (v) the number of Shares subject to a delegation of authority under Section 3.2 of this Plan.

        4.5   Other Distributions and Changes in the Stock. If

        The Company shall at any time distribute with respect to the Stock assets or securities of persons other than the Company (excluding cash or distributions referred to in Section 4.4), or

        The Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company, or

        There shall be any other change (except as described in Section 4.4) in the number or kind of outstanding Shares or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that the event described in subsection (a), (b), or (c) above equitably requires an adjustment in the number or kind of Shares subject to an Option, an adjustment in the Option Price or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the exercise of an Option or the full vesting of an Option, then such adjustments shall be made, or other action shall be taken, by the Committee and shall be effective for all purposes of the Plan and on each outstanding Option that involves the particular type of stock for which a change was effected.

        4.6   General Adjustment Rules. No adjustment or substitution provided for in this ARTICLE IV shall require the Company to sell a fractional Share under any Option, or otherwise issue a fractional Share, and the total substitution or adjustment with respect to each Option shall be limited by deleting any fractional Share. In the case of any such substitution or adjustment, the aggregate Option Price for the total number of Shares then subject to an Option shall remain unchanged but the Option Price per Share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed.

        4.7   Determination by the Committee, Etc. Adjustments under this ARTICLE IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

ARTICLE V
CORPORATE REORGANIZATION; CHANGE OF CONTROL

        5.1   Adjustment of Awards. Upon the occurrence of a Corporate Transaction (as defined in Section 5.3), the Committee may take any one or more of the following actions with respect to outstanding Options:

        Provide that any or all Options shall become fully exercisable regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals, or otherwise have been satisfied;

        Provide for the assumption or substitution of any or all Options as described in Section 5.2;

        Make any other provision for outstanding Options as the Committee deems appropriate.

        The Committee may provide that any Options that are outstanding at the time the Corporate Transaction is closed shall expire at the time of the closing. The Committee need not take the same action with respect to all outstanding Options.

        5.2   Assumption or Substitution of Options. The Company, or the successor or purchaser, as the case may be, may make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options.

        5.3   Corporate Transaction. A Corporate Transaction shall include the following:

          (a)   Merger; Reorganization: the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or

          (b)   Sale: the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company);

          (c)   Liquidation: the dissolution or liquidation of the Company;

          (d)   Change of Control: A "Change of Control" means any transaction or event occurring on or after the date of this Plan as a direct or indirect result of which (a) any Person or any group in the aggregate equity interests (other than Greenlight Capital, L.L.C. and its affiliates) shall (1) beneficially own (directly or indirectly) of the Company having more than 50% of the aggregate voting power of all equity interests of the Company at the time outstanding or (2) have the right or power to appoint a majority of the board of directors of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the board of directors of the Company then in office; or (c) any event or circumstance constituting a "change of control" under any documentation evidencing or governing any indebtedness of the Company in a principal amount in excess of $10.0 million shall occur which results in an obligation of the Company to prepay (by acceleration or otherwise purchase, offer to purchase, redeem or defease all or a portion of such indebtedness).

The terms "beneficially own", "beneficial owner" and "Group" shall have the meanings ascribed to such terms in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that, for the purposes of this definition of "Change of Control" only, any Person or Group other than Greenlight Capital, L.L.C. and its affiliates shall be deemed to be the current beneficial owner of any shares of voting Stock of the Company, or any interests or participations in, or measured by the profits of, the Company, that are issuable upon the exercise of any option, warrant or similar right, or upon the conversion of any convertible security, in either case owned by such Person or Group without regard to whether such option, warrant or convertible security is currently exercisable or convertible or will become convertible or exercisable within 60 days if the exercise or conversion price thereof at the time of grant was lower than the fair market value of the underlying security at the time of grant; or

          (e)   Other Transactions: Any other transaction that the Board determines by resolution to be a Corporate Transaction.

ARTICLE VI
PARTICIPATION

        Employee Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-employee consultants to the Company who are performing services important to the operation and growth of the Company. Participants may be granted from time to time one or more Options; provided, however, that the grant of each such Option shall be separately approved by the Committee and receipt of one such Option shall not result in automatic receipt of any other Option. Upon determination by the Committee that an Option is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any Option Agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such Option Agreement entered into hereunder, the provisions of the Plan shall govern.

ARTICLE VII
OPTIONS

        7.1   Grant of Options. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option; provided, however, that only Non-Qualified Options may be granted to Eligible Consultants. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares for which any other Option may be exercised. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

        7.2   Stock Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option certificate or agreement (an "Option Agreement"). An Option Agreement shall be issued by the Company in the name of the Participant to whom the Option is granted (the "Option Holder") and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions set forth in this Section 7.2 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

          (a)   Number of Shares. Each Option Agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

          (b)   Price. The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement, but, in the case of an Incentive Option, in no event shall the price be less than 100 percent of the Fair Market Value of the Stock on the date the Incentive Option is granted.

          (c)   Duration of Options; Restrictions on Exercise. Each Option Agreement shall state the Option Period. The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Option Agreement shall also set forth any installment or other restrictions on exercise of the Option during such period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

          (d)   Termination of Services, Death, Disability, Etc. The Committee may specify the period, if any, during which an Option may be exercised following termination of the Option Holder's services. The effect of this subsection 7.2(d) shall be limited to determining the consequences of a termination and nothing in this subsection 7.2(d) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any individual's services. If the Committee does not otherwise specify, the following shall apply:

            (i)    If the services of the Option Holder are terminated within the Option Period for "cause", as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(d), "cause" shall mean willful misconduct, a willful failure to perform the Option Holder's duties, insubordination, theft, dishonesty, conviction of a felony or any other willful conduct that is materially detrimental to the Company or such other cause as the Board in good faith reasonably determines provides cause for the discharge of an Option Holder.

            (ii)   If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder's termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of services because of Disability.

            (iii)  If the Option Holder dies during the Option Period while still performing services for the Company or within the one year period referred to in (ii) above or the three-month period referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

            (iv)  If the services of the Option Holder are terminated (which for this purpose means that the Option Holder is no longer employed by the Company or performing services for the Company) by the Company within the Option Period for any reason other than cause, Disability, or death, the Option may be exercised by the Option Holder within three (3) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of services.

          (e)   Consideration for Grant of Option. Each Option Holder agrees to remain in the employment of the Company or to continue providing consulting services to the Company, as the case may be, at the pleasure of the Company, for a continuous period of at least one year after the date the Option is granted, at the rate of compensation in effect on the date of such agreement or at such changed rate as may be fixed, from time to time, by the Company. Nothing in this paragraph shall limit or impair the Company's right to terminate the employment of any employee.

          (f)    Exercise, Payments, Etc.

            (i)    Manner of Exercise. The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty (30) days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be exercised when the Option Price for the number of shares as to which the Option is exercised is paid to the Company in full. If the Option Price is paid by means of a broker's transaction described in subsection 7.2(f)(ii)(D), in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker's transaction was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Company regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares upon delivery of the Option Certificate for the Option being exercised.

            (ii)   The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

            (A)  in cash;

            (B)  by certified check, cashier's check or other check acceptable to the Company, payable to the order of the Company;

            (C)  by delivery to the Company of certificates representing the number of shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that no Option may be exercised by delivery to the Company of certificates representing Stock, unless such Stock has been held by the Option Holder for more than six (6) months or such other period of time fixed by the Committee; for purposes of this Plan, the Fair Market Value of any shares of Stock delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day of delivery of the certificates for the Stock used as payment of the Option Price; or

            (D)  if permitted by law, by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

          (g)   Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

          (h)   Withholding.

            (i)    Non-Qualified Options. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws, including payment of such taxes through delivery of shares of Stock or by withholding Stock to be issued under the Option, as provided in ARTICLE VIII.

            (ii)   Incentive Options. If an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company's principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

        7.3   Restrictions on Incentive Options(a) Initial Exercise. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option and Incentive Options shall be taken into account in the order granted.

          (b)   Ten Percent Stockholders. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Company shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

        7.4   Transferability(a) General Rule: No Lifetime Transfers. An Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. An Option shall be exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. The Option Holder's guardian or legal representative shall have all of the rights of the Option Holder under this Plan.

          (b)   No Assignment. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except as set forth above.

        7.5   Shareholder Privileges. No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in ARTICLE IV.

ARTICLE VIII
RIGHTS OF PARTICIPANTS

        8.1   Service. Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

        8.2   No Plan Funding. Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

ARTICLE IX
GENERAL RESTRICTIONS

        9.1   Investment Representations. The Company may require any person to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock certificates.

        9.2   Compliance with Securities Laws. Each Option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

        9.3   Changes in Accounting Rules. Except as provided otherwise at the time an Option is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options as to which the applicable services or other restrictions have not been satisfied.

ARTICLE X
OTHER EMPLOYEE BENEFITS

        The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or sale of Option Shares shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.

ARTICLE XI
PLAN AMENDMENT, MODIFICATION AND TERMINATION

        The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

        No amendment, modification or termination of the Plan shall in any manner adversely affect any Options granted under the Plan without the consent of the Participant holding such Options.

ARTICLE XII
WITHHOLDING

        12.1 Withholding Requirement. The Company's obligations to deliver shares of Stock upon the exercise of any Option shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

        12.2 Withholding With Stock. At the time the Committee grants an Option or at any time thereafter, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing (a) to have the Company withhold from shares otherwise issuable to the Participant, shares of Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant; provided however, that the amount of Stock so withheld shall not exceed the minimum amount required to be withheld under the method of withholding that results in the smallest amount of withholding, or (b) to transfer to the Company a number of shares of Stock that were acquired by the Participant more than six months prior to the transfer to the Company and that have a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

          (a)   All elections must be made prior to the Tax Date.

          (b)   All elections shall be irrevocable.

          (c)   If the Participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

ARTICLE XIII
REQUIREMENTS OF LAW

        13.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

        13.2 Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act, Options granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the Exchange Act, to qualify the Option for any exception from the provisions of Section 16(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the Option Agreement which describes the Options.

        13.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XIV
DURATION OF THE PLAN

        Unless sooner terminated by the Board of Directors, the Plan shall terminate at the close of business on December 19, 2013, and no Option shall be granted after such termination. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.

[SIGNATURE PAGE FOLLOWS]

Dated: December 19, 2003

NEW WORLD RESTAURANT GROUP, INC. a Delaware corporation
By:	/s/ PAUL J.B. MURPHY, III

Annex D

NEW WORLD RESTAURANT GROUP, INC.

STOCK OPTION PLAN FOR INDEPENDENT DIRECTORS

Effective January 1, 2004

D-i

NEW WORLD RESTAURANT GROUP, INC.
STOCK OPTION PLAN
FOR NON-EMPLOYEE DIRECTORS

        The Board of Directors of New World Restaurant Group, Inc. (the "Board"), a Delaware corporation (the "Company"), hereby establishes the New World Restaurant Group, Inc. Stock Option Plan for Independent Directors (the "Plan"), effective January 1, 2004 (the "Effective Date").

PURPOSES

        The purposes of the Plan are to provide Independent Directors of the Company added incentive to continue in the service of the Company and a more direct interest in the future success of the operations of the Company by granting to such directors options ("Options") to purchase shares of the $.001 par value common stock (the "Stock") of the Company upon the terms and conditions described below.

ARTICLE I
GENERAL

        1.1   Definitions. For purposes of the Plan and as used herein, an "Independent Director" is an individual who (a) is a member of the Board of Directors of the Company and (b) meets the criteria set forth in § 301 of the Sarbanes-Oxley Act of 2002 and related guidance. An Independent Director to whom an Option is granted is referred to herein as a "Holder." The agreement between the Company and the Independent Director containing the terms of an Option is referred to as a "Stock Option Agreement."

        1.2   Nature of Options. The Options granted hereunder shall be options that do not satisfy the incentive stock option requirements of section 422 of the Code.

ARTICLE II
PLAN ADMINISTRATION

        2.1   Duties and Powers of Board. The Plan shall be administered by the Board. The Board shall conduct the general administration of the Plan in accordance with its provisions. The Board's duties and powers shall include, but not be limited to, the power to interpret the Plan and the Stock Option Agreements, to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement, to determine the rights of all Independent Directors and other interested persons hereunder, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

        2.2   Professional Assistance and Good Faith Actions. All expenses and liabilities incurred by members of the Board in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Company, and its officers shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Independent Directors, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE III
OPTIONS

        3.1   Eligibility. The Independent Directors on the Effective Date and each Independent Director elected thereafter shall be eligible to receive Options to purchase Stock in accordance with Section 3.2 on the terms and conditions herein described.

        3.2   Grant. Subject to stockholder approval of the Plan, on the first day of each January during the term of this Plan, each individual then serving as an Independent Director shall be granted an Option to purchase 10,000 shares of Stock.

        3.3   Terms. As soon as possible after an Independent Director becomes entitled to the grant of an Option under Section 3.2, the Secretary of the Company shall issue such Option and shall cause to be executed a Stock Option Agreement for the number of Options granted, which shall be executed by such Independent Director and an authorized officer of the Company. In the event of any inconsistency between the provisions of the Plan and any Stock Option Agreement entered into hereunder, the provisions of the Plan shall govern. Options issued pursuant to the Plan shall have the following terms and conditions in addition to those set forth elsewhere herein:

          (a)   Number. Each Independent Director shall receive under the Plan Options to purchase the number of shares of Stock specified in Section 3.2, subject to adjustment as provided in Article IV.

          (b)   Price. The price at which each share of Stock covered by an Option may be purchased by each Independent Director shall be the Fair Market Value (as defined in Section 6.5) of the Stock on the date of grant, subject to adjustment as provided in Article IV.

          (c)   Duration of Options. The period within which each Option may be exercised shall expire five years from the date the Option is granted (the "Option Period"), unless terminated sooner pursuant to subsection (d) below or fully exercised prior to the end of such period.

          (d)   Termination of Option Prior to End of Option Period. The Option shall terminate prior to the end of the Option Period in the following circumstances:

            (i)    If the Holder is removed as a director of the Company during the Option Period for cause (as determined by the Board in its absolute discretion), the Option shall be void thereafter for all purposes.

            (ii)   If the Holder dies during the Option Period while serving as a director, the Option may exercised by those empowered to do so under the Holder's will or by the then applicable laws of descent and distribution within twelve months following the Holder's death (if otherwise within the Option Period), but not thereafter.

          (e)   Transferability. Each Option granted under the Plan shall not be transferable by the Holder other than by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder or, in the event of disability or incapacity, by the Holder's guardian or legal representative. The Holder's guardian or legal representative shall have all of the rights of the Holder under this Plan.

          (f)    Exercise, Payments, etc.

            (i)    The method of exercising each Option granted shall be by delivery to the Company of written notice specifying the number of shares with respect to which the Option is exercised. The purchase of Stock pursuant to the Option shall take place at the principal office of the Company within thirty days following delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods set forth in Section 3.3(f)(ii) or a combination thereof. The Option shall be exercised when the purchase price is paid in full. A properly executed certificate or certificates representing the Stock shall be delivered to the Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company may deliver a new Option Certificate evidencing the Option on the remaining shares on delivery of the outstanding Option Certificate for the Option being exercised.

            (ii)   The exercise price shall be paid by any of the following methods or any combination of such methods, at the option of the Holder: (A) cash, or (B) certified, cashier's, or other check acceptable to the Company, payable to the order of the Company; or (C) delivery to the Company of certificates representing the number of shares of Stock then owned by the Holder, the Fair Market Value of which (determined as of the date the notice of exercise is delivered to the Company) equals the price of the Stock to be purchased pursuant to the Option, properly endorsed for transfer to the Company. No Option may be exercised by delivery to the Company of certificates representing Stock that has been held by the Holder for less than six months or such other period as shall be sufficient for the Company to avoid, if possible, the recognition of expense with respect to the Option for accounting purposes.

          (g)   Commencement of Exercisability. Each Option shall become exercisable six (6) months after the Option is granted.

          (h)   Compliance with Certain Company Policies. The Holder shall comply at all times with the Company's policy on trading securities of the Company as such policy is in effect from time to time.

ARTICLE IV
STOCK SUBJECT TO THE PLAN

        4.1   Number of Shares. A total of 200,000 shares are authorized for issuance under the Plan in accordance with the provisions of the Plan. This authorization may be further increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, such stockholder approval is required. Shares of Stock that may be issued upon the exercise of Options shall be applied to reduce the maximum number of shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

        4.2   Unused and Forfeited Stock. Any shares of Stock that are subject to an Option under this Plan that are not used because the terms and conditions of the Option are not met, including any shares that are subject to an Option that expires or is terminated for any reason, shall automatically become available for use under the Plan. Any shares of Stock that are used to pay the Option Price shall not become available for the grant of Options under the Plan.

        4.3   Adjustments for Stock Split, Stock Dividends, Etc. If the Company shall at any time increase or decrease the number of its outstanding shares of Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Stock as to which Options may be granted under the Plan; and (ii) the shares of Stock then subject to each outstanding Option.

        4.4   Dividend Payable in Stock of Another Corporation, Etc. If the Company shall at any time pay or make any dividend or other distribution to the holders of Stock payable in securities of another corporation or other property (except money or Stock), a proportionate part of such securities or other property shall be set aside and delivered to any Holder then holding an Option for the particular type of Stock for which the dividend or other distribution was made, upon exercise thereof. Prior to the time that any such securities or other property are delivered to a Holder in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property that have been set aside by the Company in accordance with this Section are not delivered to a Holder because an Option is not exercised, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

        4.5   Other Changes in Stock. If there shall be any change, other than as specified in Sections 4.3 and 4.4, in the number or kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Board shall in its discretion determine that such change equitably requires an adjustment in the number or kind of shares subject to outstanding Options or which have been reserved for issuance pursuant to the Plan but are not then subject to an Option, then such adjustments shall be made by the Board and shall be effective for all purposes of the Plan and on each outstanding Option that involves the particular type of stock for which a change was effected.

        4.6   Rights to Subscribe. If the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the shares then subject to an Option held by any Holder of the particular class of Stock involved, the Stock or other securities which the Holder would have been entitled to subscribe for if immediately prior to such grant the Holder had exercised his entire Option. If, upon exercise of any such Option, the Holder subscribes for the additional Stock or other securities, the Holder shall pay to the Company the price that is payable by the Holder for such Stock or other securities.

        4.7   General Adjustment Rules. No adjustment or substitution provided for in this Article IV shall require the Company to issue a fractional share under any Option and the total substitution or adjustment with respect to each Option shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the purchase price with respect to each such Option shall be equitably adjusted by the Board to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed.

        4.8   Determination by the Board, Etc. Adjustments under this Article IV shall be made by the Board, whose determinations with regard thereto shall be final and binding.

ARTICLE V
CORPORATE REORGANIZATION; CHANGE OF CONTROL

        5.1   Adjustment of Options. Upon the occurrence of a Corporate Transaction (as defined in Section 5.3), the Board shall take any one or more of the following actions with respect to outstanding Options:

          (a)   Provide that any or all Options shall become fully exercisable regardless of whether all conditions of exercise have been satisfied;

          (b)   Provide that any Options that are outstanding at the time the Corporate Transaction is closed shall expire at the time of the closing;

          (c)   Provide that any Options that are outstanding at the time the Corporate Transaction is closed shall be cancelled and the Independent Director holding such cancelled Option shall receive in exchange therefore a cash payment equal to the greater of (a) the Fair Market Value of a share of Stock measured on the date immediately prior to the date of the Corporate Transaction less the per share exercise price set forth in the Independent Directors' Option, multiplied by the number of shares of Stock purchasable under the Option; or (b) the fair market value, as determined by the Board in its sole discretion, of the cash, securities or other consideration into which a share of Stock is to be exchanged pursuant to the Corporate Transaction, less the exercise price set forth in the Independent Directors' Option, multiplied by the number of shares of Stock purchasable under the Option;

          (d)   Provide for the assumption or substitution of any or all Options as described in Section 5.2;

          (e)   Make any other provision for outstanding Options as the Board deems appropriate; and

The Board need not take the same action with respect to all outstanding Options or to all outstanding Options of the same type.

        5.2   Assumption or Substitution of Options. The Company, or the successor or purchaser, as the case may be, may make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options.

        5.3   Corporate Transaction. A Corporate Transaction shall include the following:

          (a)   Merger; Reorganization: the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or

          (b)   Sale: the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company);

          (c)   Liquidation: the dissolution or liquidation of the Company;

          (d)   Change of Control: A "Change of Control" means any transaction or event occurring on or after the date of this Plan as a direct or indirect result of which (a) any Person or any group in the aggregate equity interests (other than Greenlight Capital, L.L.C. and its affiliates) shall (1) beneficially own (directly or indirectly) of the Company having more than 50% of the aggregate voting power of all equity interests of the Company at the time outstanding or (2) have the right or power to appoint a majority of the board of directors of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the board of directors of the Company then in office; or (c) any event or circumstance constituting a "change of control" under any documentation evidencing or governing any indebtedness of the Company in a principal amount in excess of $10.0 million shall occur which results in an obligation of the Company to prepay (by acceleration or otherwise purchase, offer to purchase, redeem or defease) all or a portion of such indebtedness.

The terms "beneficially own", "beneficial owner" and "Group" shall have the meanings ascribed to such terms in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that, for the purposes of this definition of "Change of Control" only, any Person or Group other than the Greenlight Capital, L.L.C. and its affiliates shall be deemed to be the current beneficial owner of any shares of voting Stock of the Company, or any interests or participations in, or measured by the profits of, the Company, that are issuable upon the exercise of any option, warrant or similar right, or upon the conversion of any convertible security, in either case owned by such Person or Group without regard to whether such option, warrant or convertible security is currently exercisable or convertible or will become convertible or exercisable within 60 days if the exercise or conversion price thereof at the time of grant was lower than the fair market value of the underlying security at the time of grant; or

          (e)   Other Transactions: Any other transaction that the Board determines by resolution to be a Corporate Transaction.

        5.4   Deductibility under Code § 280G. Notwithstanding the provisions of Section 5.1, Options that are not otherwise exercisable at the time of a Corporate Transaction shall only become exercisable as described in Section 5.1 or cancelled and settled for cash or other consideration as permitted under Section 5.1 to the extent such exercise and issuance of shares of Stock or payment with respect to a particular non-employee director continues to be deductible by the Company pursuant to Code § 280G.

ARTICLE VI
GENERAL PROVISIONS

        6.1   Stockholder Approval. The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. No Options shall be exercised under the Plan prior to approval of the Plan by the Company's stockholders.

        6.2   Termination of Plan. The Plan shall terminate whenever the Board adopts a resolution to that effect. After termination, no additional Options shall be granted under the Plan, but Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.

        6.3   Amendments, Etc. The Board may from time to time amend, modify, suspend or terminate the Plan. Nevertheless, no such amendment, modification, suspension, or termination shall impair any Option theretofore granted under the Plan or deprive any Holder of any shares of Stock that he may have acquired through or as a result of the Plan without the consent of the Holder. The Company shall obtain the approval of stockholders to any amendment or modification of the Plan to the extent required by Rule 16b-3 under the Exchange Act (or any successor applicable rule) or by the listing requirements of the National Association of Securities Dealers, Inc. or any stock exchange on which the Company's securities are quoted or listed for trading.

        6.4   Treatment of Proceeds. Proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

        6.5   Fair Market Value. means, as of a given date, (i) the closing price of a share of Stock on the principal stock exchange on which the Stock is then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on such date as reported by Nasdaq or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share shall be determined by the Board acting in good faith.

        6.6   Rights as Stockholders. The Holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company with respect to any shares of Stock purchasable upon the exercise of any part of an Option unless and until certificates representing such shares of Stock have been issued by the Company to such Holders.

        6.7   Conditions to Issuance of Stock Certificates. Stock shall not be issued with respect to an Option granted hereunder unless the exercise of such Option and the issuance and delivery of shares of Stock pursuant thereto shall comply with all relevant provisions of law, including the law of the Company's state of incorporation, the Securities Act of 1933, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of the Company's counsel with respect to such compliance. The Plan, the grant and exercise of an Option to purchase shares of Stock hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Company, be required.

        6.8   No Right to Continued Membership on Board. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Independent Director any right to continue as a director of the Company or shall interfere with or restrict in any way the rights of the Company and its stockholders, which are hereby expressly reserved, to remove any Independent Director at any time for any reason whatsoever, with or without cause.

        6.9   No Assignment. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy.

        6.10 Tax Withholding. The Company shall be entitled to require payment or deduction from other compensation payable to each Independent Director of any sums required by federal, state or local tax laws to be withheld with respect to any Option. The Board may in its discretion allow such Independent Director to elect to have the Company withhold shares of Stock (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. If the Director elects to advance such sums directly, written notice of that election shall be delivered on or prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Company, payment by check of such sums for taxes shall be delivered within two days after the date of exercise. If, as allowed by the Board, the Director elects to have the Company withhold shares of Stock (or allow the return of shares of Stock) having a Fair Market Value equal to sums required to be withheld, the value of the shares of Stock to be withheld (or returned, as the case may be) will be equal to the Fair Market Value of such shares on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Elections by such persons to have shares of Stock withheld for this purpose will be subject to the following restrictions: (1) the election must be made on or prior to the Tax Date, (2) the election must be irrevocable, (3) the election shall be subject to the disapproval of the Board, and (4) the election shall be subject to such additional restrictions as the Board may impose in an effort to secure the benefits of any regulations under Section 16 of the Exchange Act. The Board shall not be obligated to issue shares and/or distribute cash to any person upon exercise of any Option until such payment has been received or shares have been so withheld, unless withholding (or offset against a cash payment) as of or prior to the date of such exercise is sufficient to cover all such sums due or which may be due with respect to such exercise.

        6.11 Section Headings. The Section headings are included herein only for convenience, and they shall have no effect on the interpretation of the Plan.

        6.12 Severability. If any article, section, subsection or specific provision is found to be illegal or invalid for any reason, such illegality or invalidity shall not effect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provision had never been set forth in the Plan.

        6.13 Rule 16b-3. This Plan is intended to comply with the requirements of Rule 16b-3 under the Exchange Act and any successor applicable rule so that grants under the Plan will satisfy the requirements of Rule 16b-3 under the Exchange Act. To the extent the Plan does not conform to such requirements, it shall be deemed amended to so conform without any further action on the part of the Board of Directors or stockholders.

[SIGNATURE PAGE FOLLOWS]

NEW WORLD RESTAURANT GROUP, INC., a Delaware corporation
Date:	December 19, 2003	By:	/s/ PAUL J.B. MURPHY, III

NEW WORLD RESTAURANT GROUP, INC.
1687 Cole Boulevard
Golden, CO 80401

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2004

This Proxy is solicited on Behalf of the Board of Directors.

        This proxy is solicited on behalf of the Board of Directors of New World Restaurant Group, Inc. for the Annual Meeting on May 20, 2004. The undersigned appoints Paul J.B. Murphy, III and Jill B.W. Sisson, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of New World Restaurant Group, Inc. common stock that the undersigned may be entitled to vote at the Annual Meeting of stockholders to be held on May 20, 2004, and at any adjournment or postponement thereof as indicated on the reverse side.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given this proxy will be voted FOR the election of each of the nominees for director listed below and FOR each of Proposals 2 through 4.

Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope	Votes must be indicated (X) in Black or Blue ink.	Please sign exactly as your name appears on your stock certificates. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
1.
Proposal to elect six directors.

Paul J.B. Murphy, III John S. Clark II Frank C. Meyer	E. Nelson Heumann S. Garrett Stonehouse, Jr. Leonard Tannenbaum
☐	FOR all nominees
☐	WITHHOLD AUTHORITY for all nominees
☐	FOR all nominees, EXCEPT vote withheld as noted above.
2.
Proposal to approve the Executive Employee Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN
3.
Proposal to approve the Stock Option Plan for Independent Directors.

☐	FOR	☐	AGAINST	☐	ABSTAIN
4.
Proposal to ratify the appointment by the Board of Directors of Grant Thornton LLP as independent auditors for New World Restaurant Group, Inc. for the fiscal year ending December 28, 2004.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.
In their discretion upon such other matters as may properly come before the meeting.

Stockholder sign here	Date

Co-Owner sign here

        This proxy revokes all proxies with respect to the annual meeting and may be revoked prior to exercise. Receipt of the Notice of Annual Meeting and the Proxy Statement relating to the Annual Meeting is hereby acknowledged.

QuickLinks

Notice of Annual Meeting of Stockholders To Be Held on May 20, 2004
NEW WORLD RESTAURANT GROUP, INC. PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS
VOTING SECURITIES AND PRINCIPAL HOLDERS
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF EXECUTIVE EMPLOYEE INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF STOCK OPTION PLAN FOR INDEPENDENT DIRECTORS
PROPOSAL 4 RATIFICATION OF INDEPENDENT AUDITORS
NEW PLAN BENEFITS
Executive Employee Incentive Plan
Stock Option Plan for Independent Directors
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Fiscal 2003
Fiscal Year End Option Values
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
HOUSEHOLDING
PROPOSALS OF STOCKHOLDERS
OTHER BUSINESS
AUDIT COMMITTEE CHARTER FOR NEW WORLD RESTAURANT GROUP, INC.
COMPENSATION COMMITTEE CHARTER FOR NEW WORLD RESTAURANT GROUP, INC.
2004 EXECUTIVE EMPLOYEE INCENTIVE PLAN
STOCK OPTION PLAN FOR INDEPENDENT DIRECTORS
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2004